John Hancock
Real Estate
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 21


Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital, with
income as a sec
ondary goal, by
investing primar
ily in securities of
U.S. and foreign
real estate compa
nies. The Fund
generally focuses
on real estate
investment trusts
(REITs).

Over the last six months

* Real estate investment trusts (REITs) remained a safe haven from broad market downturn.

* The Fund benefited from an emphasis on undervalued REITs with good balance sheets and healthy dividend growth.

* Hotel, retail and selected office REITs were the top contributors to Fund performance.

[Bar chart with heading "John Hancock Real Estate Fund." Under the heading is a note that reads "For the six months ended April 30, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 12% at the top. The first bar represents the 11.00% total return for Class A. The second bar represents the 10.52% total return for Class B. The third bar represents the 10.52% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.3%   Equity Office Properties
 5.1%   Equity Residential Properties
 3.7%   Simon Property Group
 3.5%   ProLogis Trust
 3.4%   Apartment Investment & Management Co. (Class A)
 3.2%   Boston Properties
 2.9%   Freddie Mac
 2.9%   Spieker Properties
 2.7%   Avalonbay Communities
 2.6%   Duke-Weeks Realty Investment

As a percentage of net assets on April 30, 2001.




BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND JAMES J. MCKELVEY, THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

John Hancock
Real Estate Fund

MANAGERS'
REPORT

U.S. stocks struggled during the past six months as the economy weakened. The Federal Reserve did its part, cutting short-term interest rates several times to revive the slumping economy. Nonetheless, the economic slowdown took its toll on corporate earnings; a growing number of companies warned that profits and revenues would fall short of expectations, sending the stock market into a tailspin. Technology and other growth-oriented stocks, which had the highest valuations after their strong run-up in the late 1990s, suffered the most significant declines.

Real estate investment trusts (REITs) provided relief from the pain felt elsewhere in the stock market. REITs were one of several undervalued segments of the market that offered a relatively safe place to ride out the storm. In addition, REITs benefited from healthy rent growth and balanced supply/demand conditions.

FUND PERFORMANCE

For the six months ended April 30, 2001, the John Hancock Real Estate Fund's Class A, Class B and Class C shares posted total returns of 11.00%, 10.52% and 10.52%, respectively, at net asset value, compared with the 8.92% return of the average real estate fund, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

"Real estate investment
 trusts (REITs) provided
 relief from the pain felt
 elsewhere in the stock
 market."

The main reason the Fund outperformed the average real estate fund was our value-oriented approach. The Fund emphasized undervalued REITs operating in strong property markets, with good balance sheets and healthy dividend growth. REITs with these characteristics performed best over the past six months.

[A photo of Team leader James Schmidt flush right next to first paragraph.]

STRATEGY REVIEW

The Fund seeks long-term growth of capital, with income as a secondary goal, by investing in the securities of real estate and real estate-related companies. The Fund's primary focus is REITs, which are companies that own, operate and develop real estate and are specifically structured to pass the income from property operations through to shareholders.We own a diversified portfolio of REITs with a broad spectrum of specialties, including office, hotel, apartment and retail properties.

HIGH-PROFILE MERGERS

Takeover activity continued to enhance Fund performance. One of the biggest deals was the acquisition of Spieker Properties, a well-managed office REIT based on the West Coast, by the nation's largest REIT, Equity Office Properties. Other Fund holdings that were acquired included two retail REITs, First Washington Realty and Westfield
America.

"The Fund emphasized
 undervalued REITs
 operating in strong
 property markets..."

HOTEL AND RETAIL REITS SHINE

Every sector of the REIT market produced positive results during the six-month period, but hotel REITs were the best performers. Revenue growth remained strong thanks to high room rates and occupancy levels. The Fund was underweight in hotel REITs because we expected the sluggish economy to hurt their business, but they held up well and are only now showing the first signs of revenue deterioration. The Fund's two hotel REITs, Starwood Hotels & Resorts and Host Marriott, were among the top-performing companies.

Retail REITs also fared well, especially since the beginning of 2001. Retail REITs underperformed in the second half of 2000 as investors grew concerned about a slowdown in consumer spending. But by early 2001, investors were attracted by relatively low valuations, and retail REITs bounced back. The Fund benefited from a focus on companies with diversified retail operations, such as Simon Property Group and Developers Diversified Realty.

[Table at top left-hand side of page entitled "Top five standard industrial classifications." The first listing is REIT equity-office 31%, the second is REIT equity-apartments 20%, the third REIT equity-warehouse/industries 8%, the fourth REIT equity-regional malls 8%, and the fifth REIT equity-shopping centers 6%.]

OFFICE AND APARTMENT REITS COOL OFF

The Fund has long held an overweight position in office REITs, which have been hot in the last two years as rent growth soared. More recently, office REITs have lagged amid concerns about demand for office space as the economy wilts. The weakest performers were higher-valuation REITs with heavy exposure to once-hot technology markets. The Fund's office holdings outperformed because of our concentration in REITs at the lower end of the valuation scale. Top contributors included Crescent Real Estate Equities and Highwoods Properties.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of April 30, 2001." The chart is divided into three sections (from top to left): Common stock 93%, Preferred stock 1% and Other assets and liabilities 6%.]

Apartment REITs did reasonably well, although they sagged slightly in the last few months as investors shifted their attention to retail REITs. We like apartment REITs going forward because they tend to outperform in a weaker economic environment, when people are less likely to buy houses and more likely to stay in apartments.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Equity Residential Properties followed by an up arrow with the phrase "Dominant position in low-vacancy apartment markets." The second listing is Public Storage followed by an up arrow with the phrase "Largest self-storage REIT has strong balance sheet." The third listing is BRE Properties followed by a down arrow with the phrase "Exposed to deteriorating California housing market."]

NON-REIT HOLDINGS BOOST PERFORMANCE

The Fund typically retains a 5% to 10% stake in non-REITs, mostly companies associated with the single-family residential market. The housing market was one of the few resilient parts of the economy, aided by a two-year low in mortgage rates. Our holdings of residential mortgage lenders and government-sponsored mortgage providers Fannie Mae and Freddie Mac boosted Fund performance.

"REIT earnings tend to hold up
 better than other segments
 of the stock market in a slow-
 growth environment."

OUTLOOK

Although we don't anticipate a recession for the U.S. economy, we do expect several quarters of slow growth, which is likely to have a negative impact on cash flows and revenue growth in the REIT market. We plan to retain our underweights in the hotel and retail sectors until we're confident that the economy is back on firm footing. We're also wary of property markets that may be vulnerable to the slump in technology stocks, especially San Francisco, New York City and Boston.

Despite the unfavorable economic conditions, our outlook for real estate stocks is still positive. REIT earnings tend to hold up better than other segments of the stock market in a slow-growth environment. In addition, most REITs are very sound financially, with little leverage and healthy balance sheets, and the fundamental supply/demand picture remains in equilibrium.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common
stocks. Also shown on
page 7 is the Morgan
Stanley REIT Index,
Index 2, an unman
aged index consisting
of the most actively
traded real estate
investment trusts.

It is not possible to
invest in an index.

                    Class A      Class B      Class C      Index 1
Inception date      9-30-98       3-1-00       3-1-00           --

Average annual returns with maximum sales charge (POP)
One year              12.00%       12.14%       14.97%      -12.97%
Since inception        9.41%       22.47%       24.70%          --

Cumulative total returns with maximum sales charge (POP)
Six months             5.43%        5.52%        8.45%      -12.06%
One year              12.00%       12.14%       14.97%      -12.97%
Since inception       26.12%       26.62%       29.30%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund, before sales charge, and is equal to $13,281 as of April 30, 2001. The second line represents the Index 1 and is equal to $12,675 as of April 30, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $12,612 as of April 30, 2001. The fourth line represents the Index 2 and is equal to $12,064 as of April 30, 2001.

                                    Class B      Class C 1
Inception date                       3-1-00       3-1-00
Without sales charge                $13,062      $13,062
With maximum sales charge           $12,662      $12,931
Index 1                              $9,267       $9,267
Index 2                             $13,039      $13,039

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and preferred stock. Common stocks are further broken down by industry group.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 93.33%                                                                                       $3,774,343
(Cost $3,648,550)

Finance -- Savings & Loan 2.21%                                                                               $89,416
         600   Charter One Financial, Inc.                                                                     17,580
         400   Golden State Bancorp., Inc.                                                                     11,920
       1,200   Washington Mutual, Inc.                                                                         59,916

Finance -- Services Misc. 1.06%                                                                                42,670
       1,000   Countrywide Credit Industries, Inc.                                                             42,670

Mortgage Banking 4.32%                                                                                        174,622
         700   Fannie Mae                                                                                      56,182
       1,800   Freddie Mac                                                                                    118,440

Real Estate -- Operations 1.88%                                                                                75,897
         700   Brookfield Properties Corp. (Canada)                                                            11,907
       2,500   Insignia Financial Group, Inc.*                                                                 28,800
       1,700   Security Capital Group, Inc.* (Class B)                                                         35,190

REIT Equity -- Apartments 19.71%                                                                              797,082
       3,100   Apartment Investment & Management Co. (Class A)                                                138,198
       3,900   Archstone Communities Trust                                                                    100,542
       2,400   Avalonbay Communities, Inc.                                                                    108,960
       1,700   BRE Properties, Inc. (Class A)                                                                  48,025
       1,000   Camden Property Trust                                                                           33,300
       1,550   Cornerstone Realty Income Trust, Inc.                                                           16,415
       3,900   Equity Residential Properties Trust                                                            204,711
         400   Essex Property Trust, Inc.                                                                      18,800
         700   Home Properties of New York, Inc.                                                               19,845
         600   Mid-America Apartment Communities, Inc.                                                         13,740
       1,100   Post Properties, Inc.                                                                           40,546
       1,200   Smith (Charles E.) Residential Realty, Inc.                                                     54,000

REIT Equity -- Diversified 4.05%                                                                              163,961
         600   Bedford Property Investors, Inc.                                                                11,442
         900   Catellus Development Corp.                                                                      14,625
       2,500   Trizec Hahn Corp. (Canada)                                                                      38,750
       2,700   Vornado Realty Trust                                                                            99,144

REIT Equity -- Hotel/Restaurants 2.73%                                                                        110,333
       1,000   Host Marriott Corp.                                                                             12,890
       2,700   Starwood Hotels & Resorts Worldwide, Inc.                                                       97,443

REIT Equity -- Manufactured Homes 0.66%                                                                        26,840
         800   Sun Communities, Inc.                                                                           26,840

REIT Equity -- Office Property 31.34%                                                                       1,267,314
       2,000   Arden Realty, Inc.                                                                              50,140
       3,300   Boston Properties Corp.                                                                        130,383
       1,300   Brandywine Realty Trust                                                                         25,636
       1,900   CarrAmerica Realty Corp.                                                                        54,625
       2,300   Cousins Properties, Inc.                                                                        59,915
       4,300   Crescent Real Estate Equities Co.                                                              102,297
       4,500   Duke-Weeks Realty Investment, Inc.                                                             103,680
       8,900   Equity Office Properties Trust                                                                 254,095
       1,000   Glenborough Realty Trust, Inc.                                                                  17,400
       1,600   Highwoods Properties, Inc.                                                                      41,120
         500   Kilroy Realty Corp.                                                                             13,275
         800   Koger Equity, Inc.                                                                              11,992
       2,100   Mack-Cali Realty Corp.                                                                          56,238
       1,500   Mission West Properties, Inc.                                                                   19,350
         700   Parkway Properties, Inc.                                                                        20,104
       1,800   Prentiss Properties Trust                                                                       45,630
       2,900   Prime Group Realty Trust                                                                        40,020
       2,800   Reckson Associates Realty Corp.                                                                 65,828
         900   Reckson Associates Realty Corp. (Class B)                                                       22,500
         600   SL Green Realty Corp.                                                                           17,166
       2,100   Spieker Properties, Inc.                                                                       115,920

REIT Equity -- Regional Malls 7.55%                                                                           305,419
         500   CBL & Associates Properties, Inc.                                                               13,775
       2,000   General Growth Properties, Inc.                                                                 72,220
       2,300   Rouse Co. (The)                                                                                 61,272
       5,600   Simon Property Group, Inc.                                                                     148,232
         800   Taubman Centers, Inc.                                                                            9,920

REIT Equity -- Shopping Centers 5.98%                                                                         241,977
         700   Chelsea Property Group, Inc.                                                                    30,625
       1,800   Developers Diversified Realty Corp.                                                             27,216
         800   Federal Realty Investment Trust                                                                 15,600
       2,300   Kimco Realty Corp.                                                                             101,200
         600   Pan Pacific Retail Properties, Inc.                                                             13,512
         400   Realty Income Corp.                                                                             11,444
       1,000   Weingarten Realty Investors                                                                     42,380

REIT Equity -- Storage 3.74%                                                                                  151,142
         800   PS Business Parks, Inc.                                                                         21,376
       3,100   Public Storage, Inc.                                                                            84,413
         800   Shurgard Storage Centers, Inc.                                                                  21,728
         700   Storage USA, Inc.                                                                               23,625

REIT Equity -- Warehouse/Industries 8.10%                                                                     327,670
       2,100   AMB Property Corp.                                                                              52,290
         600   Centerpoint Properties Corp.                                                                    27,960
         600   EastGroup Properties, Inc.                                                                      12,930
       1,100   First Industrial Realty Trust, Inc.                                                             33,825
       2,100   Liberty Property Trust                                                                          60,585
       6,800   ProLogis Trust                                                                                 140,080

PREFERRED STOCK 1.20%                                                                                         $48,500
(Cost $42,244)

REIT Equity -- Storage 1.20%
       2,000   Public Storage, Inc., 12.25%                                                                    48,500

TOTAL INVESTMENTS 94.53%                                                                                   $3,822,843

OTHER ASSETS AND LIABILITIES, NET 5.47%                                                                      $221,276

TOTAL NET ASSETS 100.00%                                                                                   $4,044,119


* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $3,690,794)                             $3,822,843
Cash                                                                  159,530
Receivable for investments sold                                       200,482
Receivable for shares sold                                              9,014
Dividends and interest receivable                                       8,847
Receivable from affiliates                                              7,499
Other assets                                                            1,019

Total assets                                                        4,209,234

LIABILITIES
Payable for investments purchased                                     128,184
Payable for shares repurchased                                            350
Other payables and accrued expenses                                    36,581

Total liabilities                                                     165,115

NET ASSETS
Capital paid-in                                                     3,770,236
Accumulated net realized gain on investments                          133,518
Net unrealized appreciation of investments                            132,049
Undistributed net investment income                                     8,316

Net assets                                                         $4,044,119

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,026,904 [DIV] 190,470 shares)                              $10.64
Class B ($1,461,385 [DIV] 137,447 shares)                              $10.63
Class C ($555,830 [DIV] 52,275 shares)                                 $10.63

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.64 [DIV] 95%)                                           $11.20
Class C ($10.63 [DIV] 99%)                                             $10.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                            $130,930
Interest                                                                2,162

Total investment income                                               133,092

EXPENSES
Investment management fee                                              17,649
Class A distribution and service fee                                    4,030
Class B distribution and service fee                                    6,742
Class C distribution and service fee                                    1,886
Registration and filing fees                                           45,799
Custodian fee                                                          40,892
Transfer agent fee                                                      8,690
Auditing fee                                                            7,860
Printing                                                                3,097
Accounting and legal services fee                                         432
Legal fees                                                                176
Miscellaneous                                                             169
Trustees' fees                                                             95

Total expenses                                                        137,517
Less expense reductions                                               (94,978)

Net expenses                                                           42,539

Net investment income                                                  90,553

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      239,953
Change in net unrealized appreciation (depreciation)
on investments                                                        195,811

Net realized and unrealized gain                                      435,764

Increase in net assets from operations                               $526,317

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid
to shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $137,695          $90,553

Net realized gain                                  185,056          239,953
Change in net unrealized
appreciation (depreciation)                         19,550          195,811

Increase in net assets
resulting from operations                          342,301          526,317

Distributions to shareholders
From net investment income
Class A                                            (93,688)         (55,302)
Class B 2                                          (25,733)         (24,240)
Class C 2                                           (4,603)          (7,050)
From net realized gain
Class A                                            (54,785)        (145,326)
Class B 2                                               --          (62,799)
Class C 2                                               --          (13,550)
                                                  (178,809)        (308,267)

From fund share transactions                     3,767,272       (1,064,881)

NET ASSETS
Beginning of period                                960,186        4,890,950

End of period 3                                 $4,890,950       $4,044,119

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Class B and Class C shares began operations on 3-1-00.

3 Includes undistributed net investment income of $4,355 and $8,316, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-98 1  10-31-99 2  10-31-00     4-30-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.93       $9.48      $10.21
Net investment income 4                         0.14        0.37        0.52        0.22
Net realized and unrealized
gain (loss) on investments                     (0.09)      (0.48)       1.54        0.87
Total from investment
operations                                      0.05       (0.11)       2.06        1.09
Less distributions
From net investment income                     (0.12)      (0.34)      (0.79)      (0.22)
From net realized gain                            --          --       (0.54)      (0.44)
                                               (0.12)      (0.34)      (1.33)      (0.66)
Net asset value, end of period                 $9.93       $9.48      $10.21      $10.64
Total return 5,6 (%)                            0.47 7     (1.11) 7    20.40       11.00 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $1          $1          $3          $2
Ratio of expenses to average
net assets (%)                                  1.65 8      1.65 8      1.65        1.65 8
Ratio of adjusted expenses to
average net assets 9 (%)                        9.85 8     11.71 8      8.89        5.96 8
Ratio of net investment income
to average net assets (%)                       5.72 8      4.49 8      5.11        4.37 8
Portfolio turnover (%)                           109         345         482         139

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                10-31-00 1   4-30-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00      $10.21
Net investment income 4                         0.30        0.19
Net realized and unrealized
gain on investments                             0.13        0.85
Total from investment
operations                                      0.43        1.04
Less distributions
From net investment income                     (0.22)      (0.18)
From net realized gain                            --       (0.44)
                                               (0.22)      (0.62)
Net asset value, end of period                $10.21      $10.63
Total return 5,6 (%)                           18.19 7     10.52 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $1          $1
Ratio of expenses to average
net assets (%)                                  2.35 8      2.35 8
Ratio of adjusted expenses to
average net assets 9 (%)                        9.59 8      6.66 8
Ratio of net investment income
to average net assets (%)                       4.13 8      3.68 8
Portfolio turnover (%)                           482         139

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                10-31-00 1   4-30-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00      $10.21
Net investment income 4                         0.24        0.19
Net realized and unrealized
gain on investments                             0.19        0.85
Total from investment
operations                                      0.43        1.04
Less distributions
From net investment income                     (0.22)      (0.18)
From net realized gain                            --       (0.44)
                                               (0.22)      (0.62)
Net asset value, end of period                $10.21      $10.63
Total return 5,6 (%)                           18.19 7     10.52 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)           -- 10       $1
Ratio of expenses to average
net assets (%)                                  2.35 8      2.35 8
Ratio of adjusted expenses to
average net assets 9 (%)                        9.59 8      6.66 8
Ratio of net investment income
to average net assets (%)                       3.40 8      3.69 8
Portfolio turnover (%)                           482         139

 1 Class A shares, Class B shares and Class C shares began operations on 9-30-98, 3-1-00 and 3-1-00, respectively.

 2 Effective 10-31-99, the fiscal year end changed from December 31 to October 31.

 3 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

 4 Based on the average of the shares outstanding at the end of each month.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 The total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the period shown.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term growth of capital through investing in equity securities of real estate companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $94,978 for the period ended April 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $11,119 with regard to sales of Class A shares. Of this amount, $1,706 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $8,373 was paid as sales commissions to unrelated broker-dealers and $1,040 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $2,423 with regard to sales of Class C shares. Of this amount, $2,214 was paid as sales commissions to unrelated broker-dealers and $209 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $1,826 for Class B shares and $80 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $6,103,292 and $7,458,156, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $3,697,893. Gross unrealized appreciation and depreciation of investments aggregated $182,846 and $57,896, respectively, resulting in net unrealized appreciation of $124,950.

NOTE D
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                         254,172        $2,539,407            61,302          $504,870
Distributions
reinvested                     3,514            36,708            10,651           206,208
Repurchased                  (40,664)         (428,094)         (199,842)       (3,871,944)
Net increase (decrease)      217,022        $2,148,021          (127,889)      ($3,160,866)

CLASS B SHARES 2
Sold                         277,811        $2,844,947            70,297        $2,403,734
Distributions
reinvested                     2,110            22,193             7,452           147,034
Repurchased                 (148,414)       (1,543,910)          (71,809)         (674,965)
Net increase                 131,507        $1,323,230             5,940        $1,875,803

CLASS C SHARES 2
Sold                          38,224          $389,361            23,551          $202,698
Distributions
reinvested                       429             4,510             1,988            38,563
Repurchased                   (9,546)          (97,850)           (2,371)          (21,079)
Net increase                  29,107          $296,021            23,168          $220,182

NET INCREASE (DECREASE)      377,636        $3,767,272           (98,781)      ($1,064,881)


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Class B and Class C shares began operations on 3-1-00.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Real Estate Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

050SA  4/01
       6/01






John Hancock
Multi Cap
Growth
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25



Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing in a
diversified
portfolio of
growth-oriented
stocks of U.S. and
foreign companies
of any size.

Over the last six months

* The Fund was launched as the economy and corporate earnings slowed; growth stocks were hit hard.

* The prices of bellwether technology stocks plunged, hurting the Fund's performance.

* Health-care, financial and energy holdings held up the best.

[Bar chart with heading "John Hancock Multi Cap Growth Fund." Under the heading is a note that reads "Fund performance from inception December 1, 2000 to April 30, 2001." The chart is scaled in increments of 4% with -20% at the bottom and 0% at the top. The first bar represents the -18.80% total return for Class A. The second bar represents the -19.00% total return for Class B. The third bar represents the -19.00% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.1%   Merck
 3.1%   Freddie Mac
 2.9%   Microsoft
 2.6%   Pharmacia
 2.6%   Cendant
 2.5%   Pfizer
 2.4%   Everest Re
 2.3%   Medtronic
 2.3%   Alamosa Holdings
 2.3%   State Street

As a percentage of net assets on April 30, 2001.



BY ANURAG PANDIT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER AND BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

John Hancock
Multi Cap Growth Fund

MANAGERS'
REPORT

The last six months were tough for the market overall, and growth stocks were among the hardest hit. As the economy slowed, falling revenues led to cutbacks in technology spending, the driver of the market in 1999 and early 2000. Growth companies across the board grappled with declining profits, causing investors to turn to value stocks and more defensive sectors of the market, leaving the tech-heavy Nasdaq Composite Index with a 37% loss for the six months ended April 30, 2001.

"Technology companies
 had the biggest
 negative impact on the
 market and the Fund."

To stimulate the weakening economy, the Fed lowered interest rates a total of two percentage points between January and April. But the rate cuts did not provide the anticipated price boost, even in the higher-growth sectors like technology. Although valuations had come down considerably, growth stocks did not get cheap enough for many investors, given these companies' dimmed prospects. Finally in April, on the hope that the worst was over for the economy, investors moved back into growth stocks and the Nasdaq rallied sharply off its lows.

FUND PERFORMANCE

It was in this extremely difficult environment that John Hancock Multi Cap Growth Fund was launched on December 1, 2000, and the Fund's initial short-term results reflect the times. From inception through April 30, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -18.80%, -19.00% and -19.00%, respectively, at net asset value. That was in line with the -18.93 return of the average multi-cap growth fund in the same period, according to Lipper, Inc.1 Your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

[A photo of Team leader Anurag Pandit flush right next to first paragraph.]

STRATEGY REVIEW

The Fund seeks long-term capital appreciation by investing in a portfolio of growth-oriented companies, primarily U.S.-based, of any size. We use a bottom-up research process to find companies that we believe show the most potential for above-average growth, making sure that the Fund is diversified across a variety of market sectors and capitalization ranges.

"It was in this extremely
 difficult environment that
 John Hancock Multi Cap
 Growth Fund was
 launched..."

In our view, the advantage of a multi-cap growth fund is its ability to seek companies that are best poised for above-average growth, regardless of size. For example, we own the software giant Microsoft, along with emerging software leader BEA Systems. Similarly, in the health-care industry, we own mega pharmaceutical companies such as Pfizer and Merck that use their dominant scale and marketing infrastructure to generate extraordinary earnings. At the same time, we invest in small companies such as Alkermes, which can leverage their intellectual property in the discovery of new drugs.

POSITIONING

When we launched the Fund in December, we were concerned about deceleration in company earnings. As a result, we established the Fund more defensively, investing a greater portion of the portfolio in financials, energy and health care, and underweighting technology. However, the Fed began cutting rates a month after the Fund was launched, and as a result, we shifted to take advantage of an anticipated upswing in technology stocks. After the first rate cut in January, we added to our technology position to bring it closer to a market weighting. Our move was somewhat premature, since the rapid decline in earnings overwhelmed the effects of the rate cuts and kept investors wary until April, when they began to venture back to tech stocks.

[Table at top left-hand side of page entitled "Top sectors." The first listing is Medical 28%, the second is Computers 13%, the third Oil & gas 7%, the fourth Telecommunications 7%, and the fifth Electronics 7%.]

FALL OF THE TECHNOLOGY GIANTS

Technology companies had the biggest negative impact on the market and the Fund. During the latter part of 2000, we experienced a broad selloff in technology stocks as Internet spending all but came to a standstill and emerging telecom companies were no longer able to obtain financing at will. More significant, however, was the fall of the high- quality technology giants that began in early 2001. These stocks suffered steep price erosion as a reflection of their deteriorating fundamentals and too-high valuations. Investors, no longer willing to give them the benefit of the doubt, delivered a punishing blow to many of the Fund's bellwether holdings, such as Cisco Systems, Palm, EMC and Juniper Networks. The Fund's losses from these stocks outweighed its gains in other sectors.

HEALTH CARE, ENERGY, FINANCIALS

Despite the Nasdaq's woes, the market contained several bright spots this period, particularly in the health-care sector. In addition to pharmaceutical companies, we focused on health-care distributors, which saw improving profit margins, and hospitals and health-care services, which benefited from higher reimbursement levels. Lincare Holdings, which specializes in outpatient oxygen services, was one of the Fund's top performers. Energy stocks also weathered the market's storm. The price of oil stayed high enough to ensure the continuation of new drilling projects, and helped companies like Lone Star Technologies, which provides pipes for oil and natural gas. In addition, the Fund profited from its investments in financial service companies like Actrade Financial Technologies, a lender that offers alternative electronic financing. Lower rates also boosted refinancing activity, which helped lender Fanny Mae.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Allegiance followed by a down arrow with the phrase "Hurt by telecom Sector downturn." The second listing is Cisco Systems followed by a down arrow with the phrase "Investors react to earnings disappointments."
The third listing is Cendant followed by an up arrow with the phrase "Settled shareholder lawsuit relating to merger."]

OUTLOOK

With the prospect for further interest-rate cuts all but certain, our outlook for growth stocks is growing more optimistic. Although some market analysts think we have seen the bottom of the market, we suspect that over the next several months, technology stocks will continue to be volatile until their earnings prospects become clearer. Ultimately, we believe the rate cuts will have their intended effect on company balance sheets, and that many of the high-quality technology stocks that hurt us this period will once again look attractive to investors. No matter what the market does next, we will continue to focus on in-depth fundamental analysis to find companies with strong fundamentals and solid prospects for above-average growth.

"...we suspect that over
the next several months,
technology stocks will
continue to be volatile
until their earnings prospects
become clearer."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

A blended index is
used for comparison
on page 7. It combines
50% of the Russell
1000 Growth Index
and 50% of the
Russell 2000 Growth
Index. The Russell
1000 Growth Index is
an unmanaged capi
talization-weighted,
price-only index, com
prised of the largest
capitalized U.S. domi
ciled companies
whose stock is traded
on the New York Stock
Exchange. The securi
ties in this index have a
greater-than-average
growth orientation.
The Russell 2000
Growth Index is an
unmanaged index that
contains those securi
ties from the Russell
2000 Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.

                              Class A      Class B      Class C   Index
Inception date                12-1-00      12-1-00      12-1-00      --

Average annual returns with maximum sales charge (POP)
Since inception 1             -22.86%      -23.05%      -20.61%      --

Cumulative total returns with maximum sales charge (POP)
Since inception               -22.86%      -23.05%      -20.61%      --

1 Not annualized.

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the blended index described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $8,381 as of April 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Multi Cap Growth Fund, before sales charge, and is equal to $8,120 as of April 30, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Multi Cap Growth
Fund, after sales charge, and is equal to $7,714 as of April 30, 2001.

                                    Class B      Class C
Inception date                      12-1-00      12-1-00
Without sales charge                 $8,100       $8,100
With maximum sales charge            $7,695       $7,939
Index                                $8,381       $8,381

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.




FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES         ISSUER                                                                                           VALUE
COMMON STOCKS 99.62%                                                                                       $3,149,082
(Cost $3,202,689)

Advertising 1.16%                                                                                             $36,708
       1,050   Catalina Marketing Corp.*                                                                       36,708

Banks -- United States 2.30%                                                                                   72,646
         700   State Street Corp.                                                                              72,646

Business Services -- Misc. 4.95%                                                                              156,501
       4,700   Cendant Corp. *                                                                                 83,378
          50   First Consulting Group, Inc*                                                                       400
       2,100   Forrester Research, Inc.*                                                                       48,531
         700   Paychex, Inc.                                                                                   24,192

Computers 12.61%                                                                                              398,704
         900   Adobe Systems, Inc.                                                                             40,428
       1,400   BEA Systems, Inc.*                                                                              57,190
         650   Cerner Corp.*                                                                                   29,269
       3,250   Cisco Systems, Inc.*                                                                            55,185
       1,050   EMC Corp.*                                                                                      41,580
       1,550   Manugistics Group, Inc.*                                                                        52,576
       1,350   Microsoft Corp.*                                                                                91,463
       2,300   M-Systems Flash Disk Pioneers Ltd.* (Israel)                                                    18,193
         250   VeriSign, Inc.*                                                                                 12,820

Cosmetics & Personal Care 1.26%                                                                                39,704
       1,400   Gillette Co. (The)                                                                              39,704

Electronics 6.87%                                                                                             217,239
         800   Applied Materials, Inc.*                                                                        43,680
         150   Cree, Inc.*                                                                                      3,229
       1,100   Intel Corp.                                                                                     34,001
       1,250   LTX Corp.*                                                                                      33,650
         700   Micrel, Inc.*                                                                                   23,772
       3,000   PRI Automation, Inc.*                                                                           57,330
         750   Semtech Corp.*                                                                                  21,577

Finance   4.92%                                                                                               155,612
         970   Actrade Financial Technologies, Ltd.*                                                           31,108
       1,200   Affiliated Managers Group, Inc.*                                                                67,464
       1,600   MBNA Corp.                                                                                      57,040

Food      1.62%                                                                                                51,349
         850   Hershey Foods Corp.                                                                             51,349

Instruments -- Scientific 0.71%                                                                                22,442
         700   Applera Corp. -- Applied Biosystems Group                                                       22,442

Insurance 4.17%                                                                                               131,775
       1,025   Ambac Financial Group, Inc.                                                                     55,155
       1,200   Everest Re Group Ltd. (Bermuda)                                                                 76,620

Media     3.12%                                                                                                98,460
         900   AOL Time Warner, Inc.*                                                                          45,450
         950   Clear Channel Communications, Inc.*                                                             53,010

Medical  15.00%                                                                                               474,036
       1,650   Alkermes, Inc.*                                                                                 50,556
         950   AmeriSource Health Corp. (Class A)*                                                             51,300
         975   Cardinal Health, Inc.                                                                           65,715
         800   Genentech, Inc.*                                                                                42,000
       1,850   LifePoint Hospitals, Inc.*                                                                      64,232
       1,250   Lincare Holdings, Inc.*                                                                         62,338
       1,650   Medtronic, Inc.                                                                                 73,590
       2,250   Renal Care Group, Inc.*                                                                         64,305

Medical -- Drugs 13.37%                                                                                       422,640
       1,350   Abbott Laboratories                                                                             62,613
         800   Lilly (Eli) & Co.                                                                               68,000
       1,300   Merck & Co., Inc.                                                                               98,761
       1,050   NPS Pharmaceuticals, Inc.*                                                                      31,710
       1,800   Pfizer, Inc.                                                                                    77,940
       1,600   Pharmacia Corp.                                                                                 83,616

Mortgage Banking 3.12%                                                                                         98,700
       1,500   Freddie Mac                                                                                     98,700

Oil & Gas 7.40%                                                                                               233,971
       1,350   Baker Hughes, Inc.                                                                              53,042
       1,100   Hanover Compressor Co.*                                                                         40,040
       1,050   Lone Star Technologies, Inc.*                                                                   55,335
       1,200   Oceaneering International, Inc.*                                                                28,560
       1,050   Transocean Sedco Forex, Inc.                                                                    56,994

Retail    4.89%                                                                                               154,667
       1,500   Bed Bath & Beyond, Inc.*                                                                        42,480
         850   BJ's Wholesale Club, Inc.*                                                                      38,505
       1,300   Cost Plus, Inc.*                                                                                30,940
         700   Kohl's Corp.*                                                                                   42,742

Schools/Education 3.33%                                                                                       105,233
       1,575   Apollo Group, Inc. (Class A)*                                                                   48,983
       1,800   Education Management Corp.*                                                                     56,250

Telecommunications 7.37%                                                                                      232,994
       1,550   AirGate PCS, Inc.*                                                                              61,380
       5,250   Alamosa Holdings, Inc.*                                                                         73,448
         950   Metro One Telecommunications, Inc.*                                                             40,213
       1,700   SBA Communications Corp.*                                                                       57,953

Textile   1.45%                                                                                                45,701
       1,150   Jones Apparel Group, Inc.*                                                                      45,701

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                          RATE           (000s OMITTED)      VALUE
SHORT-TERM INVESTMENTS 28.70%                                                                                $907,274
(Cost $907,274)

Joint Repurchase Agreement 5.31%
Investment in a joint repurchase
agreement transaction with Barclays Capital,
Inc. -- Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 5.25%
thru 8.75%, due 08-15-20 thru 02-15-29)                                      4.51%           $168            $168,000

                                                                                             SHARES

Cash Equivalents 23.39%
Navigator Securities Lending Prime Portfolio **                                              739,274          739,274

TOTAL INVESTMENTS 128.32%                                                                                  $4,056,356

OTHER ASSETS AND LIABILITIES, NET (28.32%)                                                                  ($895,371)

TOTAL NET ASSETS 100.00%                                                                                   $3,160,985


  * Non-income-producing security.

* * Represents investment of security lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $4,109,963)                             $4,056,356
Cash                                                                       36
Receivable for investments sold                                        70,307
Receivable for shares sold                                              1,831
Dividends and interest receivable                                         504
Receivable from affiliates                                             18,477

Total assets                                                        4,147,511

LIABILITIES
Payable for investments purchased                                     237,697
Payable for securities on loan                                        739,274
Other payables and accrued expenses                                     9,555

Total liabilities                                                     986,526

NET ASSETS
Capital paid-in                                                     3,659,416
Accumulated net realized loss on investments                         (436,266)
Net unrealized depreciation of investments                            (53,607)
Accumulated net investment loss                                        (8,558)

Net assets                                                         $3,160,985

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A -- ($1,976,054 [DIV] 243,229 shares)                            $8.12
Class B -- ($438,059 [DIV] 54,053 shares)                               $8.10
Class C -- ($746,872 [DIV] 92,161 shares)                               $8.10

MAXIMUM OFFERING PRICE PER SHARE
Class A ($8.12 [DIV] 95%)                                               $8.55
Class C ($8.10 [DIV] 99%)                                               $8.19

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest                                                               $3,625
Dividends                                                               2,855
Securities lending income                                               1,036

Total investment income                                                 7,516

EXPENSES
Investment management fee                                               7,758
Class A distribution and service fee                                    2,421
Class B distribution and service fee                                    1,042
Class C distribution and service fee                                    1,232
Custodian fee                                                          16,084
Auditing fee                                                            4,458
Registration and filing fees                                            2,408
Printing                                                                1,668
Transfer agent fee                                                        393
Accounting and legal services fee                                         202
Trustees' fees                                                             38
Miscellaneous                                                              35
Legal fees                                                                 25

Total expenses                                                         37,764
Less expense reductions                                               (21,690)

Net expenses                                                           16,074

Net investment loss                                                    (8,558)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss from investments                                   (436,266)
Change in net unrealized depreciation
on investments                                                        (53,607)

Net realized and unrealized loss                                     (489,873)

Decrease in net assets from operations                              ($498,431)

1 Inception period from 12-01-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed
since inception.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid
to share holders
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                                     PERIOD
                                                                      ENDED
                                                                    4-30-01 1,2

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                                 ($8,558)

Net realized loss                                                  (436,266)
Change in net unrealized depreciation                               (53,607)

Decrease in net assets resulting from operations                   (498,431)

From fund share transactions                                      3,659,416

NET ASSETS

End of period 3                                                  $3,160,985

1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Semiannual period from 12-01-00 through 4-30-01. Unaudited.

3 Includes accumulated net investment loss of $8,558.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since inception.

PERIOD ENDED                                            4-30-01 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $9.73
Net investment loss 3                                     (0.02)
Net realized and unrealized loss on investments           (1.59)
Total from investment operations                          (1.61)
Net asset value, end of period                            $8.12
Total return 4 (%)                                       (18.80)5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $2
Ratio of expenses to average net assets (%)                1.40 7
Ratio of adjusted expenses to average net assets 8 (%)     3.50 7
Ratio of net investment loss to average net assets (%)    (0.65)7
Portfolio turnover (%)                                       62

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                            4-30-01 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $9.73
Net investment loss 3                                     (0.02)
Net realized and unrealized loss on investments           (1.61)
Total from investment operations                          (1.63)
Net asset value, end of period                            $8.10
Total return 4 (%)                                       (19.00)5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $.4
Ratio of expenses to average net assets (%)                2.10 7
Ratio of adjusted expenses to average net assets 8 (%)     4.20 7
Ratio of net investment loss to average net assets (%)    (1.43)7
Portfolio turnover (%)                                       62

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                            4-30-01 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $9.73
Net investment loss 3                                     (0.02)
Net realized and unrealized loss on investments           (1.61)
Total from investment operations                          (1.63)
Net asset value, end of period                            $8.10
Total return 4 (%)                                       (19.00)5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $.8
Ratio of expenses to average net assets (%)                2.10 7
Ratio of adjusted expenses to average net assets 8 (%)     4.20 7
Ratio of net investment loss to average net assets (%)    (1.45)7
Portfolio turnover (%)                                       62


1 Class A, Class B and Class C shares began operations on 12-1-00.

2 Semiannual period from 12-1-00 through 4-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 The total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Multi Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $730,304 collateralized by cash in the amount of $739,274. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.10% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Funds expenses amounted to $21,690 for the period ended April 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $1,774 with regard to sales of Class A shares. Of this amount, $253 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,015 was paid as sales commissions to unrelated broker-dealers and $506 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $1,543 with regard to sales of Class C shares. Of this amount, $862 was paid as sales commissions to unrelated broker-dealers and $681 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $324 for Class B shares and $36 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $4,994,169 and $1,355,214, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $4,109,963. Gross unrealized appreciation and depreciation of investments aggregated $210,790 and $264,397, respectively, resulting in net unrealized depreciation of $53,607.


NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                                                      PERIOD ENDED 4-30-01 1
                                                                 SHARES             AMOUNT
CLASS A SHARES 2
Sold                                                             245,247        $2,423,192
Repurchased                                                       (2,018)          (17,005)
Net increase                                                     243,229        $2,406,187

CLASS B SHARES 2
Sold                                                              68,233          $605,340
Repurchased                                                      (14,180)         (115,607)
Net increase                                                      54,053          $489,733

CLASS C SHARES 2
Sold                                                             100,512          $832,706
Repurchased                                                       (8,351)          (69,210)
Net increase                                                      92,161          $763,496

NET INCREASE                                                     389,443        $3,659,416


1 Semiannual period from 12-1-00 through 4-30-01. Unaudited.

2 Class A, Class B and Class C shares began operations on 12-1-00.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

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                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

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                                     Charlestown, MA 02129

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A tag line below reads "JOHN HANCOCK FUNDS."]

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www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Multi Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

100SA  4/01
       6/01






John Hancock
500 Index
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Manager's report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 33

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks to
provide invest
ment results that
correspond to the
total return
performance of
the Standard &
Poor's 500 Index.

Over the last six months

* The S&P 500 Index posted one of its worst six-month declines in years, but growing optimism sparked an April rally.

* New Economy tech and communications stocks showed definite signs of old age.

* Many excesses appear to have been wrung out of the market.

[Bar chart with heading "John Hancock 500 Index Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 3% with -15% at the bottom and 0% at the top. The first bar represents the -12.15% total return for Class R. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]

Top 10 holdings

 4.2%   General Electric
 3.2%   Microsoft
 2.7%   ExxonMobil
 2.4%   Pfizer
 2.2%   Citigroup
 2.0%   Wal-Mart
 1.9%   AOL Time Warner
 1.8%   Intel
 1.8%   IBM
 1.7%   American International Group

As a percentage of net assets on April 30, 2001.



BY JAMES D. SCHANTZ, CFA, PORTFOLIO MANAGER

John Hancock
500 Index Fund

MANAGER'S
REPORT

In one of its worst declines since 1987, the Standard & Poor's 500 Index succumbed to a series of negative developments during the past six months, posting a return of -12.06%. Investors increasingly sold stock holdings in response to continued economic weakness, a barrage of negative earnings announcements from corporate America, skyrocketing energy prices and accelerating job cuts. In mid-March, the S&P 500 Index officially entered "bear market" territory, down more than 20% from its March 2000 peak. Although the pain became more widespread among various industry groups, technology stocks suffered the biggest declines and led the Index down.

"Investors increasingly
 sold stock holdings in
 response to continued
 economic weakness..."

April, however, brought a renewed sense of optimism and virtually unprecedented monthly gains. By the end of the month, the Federal Reserve had cut interest rates by two full percentage points, spurring hopes that the economy would gather steam by year's end. Furthermore, hopes spread that the Fed would stimulate the economy further by continuing to cut interest rates. Essentially, a lot of investors began to bet that the economy wasn't going to get much worse. Battered technology stocks were the first to show signs of life on expectations that stronger economic growth would ignite corporate and consumer technology spending.

PERFORMANCE AND STRATEGY REVIEW

For the six months ended April 30, 2001, John Hancock 500 Index Fund Class R shares had a total return of -12.15% at net asset value. The average S&P 500 Index objective fund had a total return of -12.23%, according to Lipper, Inc. 1 Historical performance information can be found on pages six and seven.

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we rebalance the Fund's holdings less frequently to keep our transaction costs at a minimum.

[A photo of Team leader James Schantz flush right next to first paragraph.]

EVERYTHING OLD IS NEW AGAIN

New Economy technology and communications services stocks showed some definite signs of old age, posting steep declines during the six-month period and dragging the S&P 500 Index into bear-market territory by March 2001. As a sector, technology stocks were down 39% during the period, while communication services stocks fell 21%. Investors became increasingly concerned that the slowing economy would cut into earnings prospects for these groups. Among the tech and communications stocks that detracted most from the Index's return was Internet switching gear maker Cisco Systems, which dropped more than 70% due to slowing growth rates, disappointing earnings and a bleak forecast. After weathering the late 2000 tech rout in reasonably good shape, technology bellwethers Sun Microsystems, Nortel Networks and Intel all finally succumbed to massive selling in February and March.

"...technology stocks
 suffered the biggest
 declines and led the
 Index down."

As New Economy stocks fell out of fashion, Old Economy companies became all the rage. Tobacco and food company Philip Morris was the single biggest contributor to performance, buoyed by an above-forecast earnings report and the prospect of spinning off Kraft as an IPO. Investors looked past the company's legal problems and rewarded the stock with a 34% gain over the past six months. IBM bucked the rest of the technology sector by reporting good earnings and ended up a close second to Philip Morris in driving Index performance. Oil and gas companies benefited from high fuel prices, with Chevron and Texaco leading the group.

[Table at top left-hand side of page entitled "Top sectors." The first listing is Medical 13%, the second is Computers 12%, the third
Electronics 10%, the fourth Oil & gas 8%, and the fifth Retail 7%.]

OTHER LEADERS AND LAGGARDS

Other leading sectors over the last six months were decidedly unglamorous. Disillusioned with the fading glory of technology stocks, investors turned to more defensive basic materials and consumer cyclicals sectors. While they were unable to lift the Index into positive territory, basic materials stocks turned in a respectable 15% return, while consumer cyclicals were up 8%.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of April 30, 2001." The chart is divided into two sections (from top to left): Common stock 98% and Short-term investments & other 2%.]

Aluminum producer Alcoa also made a significant contribution to the performance of the Index, with the company's cost-cutting measures and strong earnings receiving good reviews from investors. Target and Wal-Mart both surprised investors with better-than-expected financial results.

Financial stocks started the period with a strong fourth quarter, but plummeted during the first quarter of 2001. A few -- such as Bank of America, J.P. Morgan, Household International and Conseco -- were able to maintain their gains and make a positive impact on Index performance. Most of the sector, however, including Charles Schwab, Morgan Stanley Dean Witter and American Express, ended up in negative territory, given their connection to the declining stock market.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Cisco Systems followed by a down arrow with the phrase "Growth prospects cut in half." The second listing is Charles Schwab followed by a down arrow with the phrase "Revenues decline as trading activity slows." The third listing is Alcoa followed by an up arrow with the phrase "Better pricing, successful cost cutting."]

OUTLOOK

We believe that many of the excessive valuations that were reached in 1999 and early 2000 have been wrung out of the market. With price/earnings ratios back down to more reasonable levels, the Index once again has some room to breathe. While we may not see the incredible gains we've enjoyed over the past few years, conditions seem to favor more positive performance. The Federal Reserve has taken an active role in keeping the economy from falling into a recession, consumer confidence remains strong, and unemployment remains relatively low. But no matter what the direction of the market, the Fund's returns, as always, will be dictated by the performance of the S&P 500 Index. S&P 500 Index funds aren't immune to market downdrafts, and they will rise and fall in concert with the underlying Index. Regardless of the market environment, our goal will be to closely track the performance of the S&P 500 Index.

"With price/earnings ratios
 back down to more
 reasonable levels, the Index
 once again has some room
 to breathe."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not  possible to
invest in an index.

                            Class R 1        Index
Inception date              8-18-99            --

Average annual returns
One year                     -13.20%       -12.97%
Since inception               -2.88%           --

Cumulative total returns
Six months                   -12.15%       -12.06%
One year                     -13.20%       -12.97%
Since inception               -4.86%           --

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain institutional investors.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class R 1 shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $9,647 as of April 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund and is equal to $9,514 as of April 30, 2001.

1 For certain institutional investors.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 98.38%                                                                                      $48,890,398
(Cost $51,485,404)

Advertising 0.23%                                                                                            $113,381
       1,342   Interpublic Group of Companies, Inc. (The)                                                      45,561
         772   Omnicom Group, Inc.                                                                             67,820

Aerospace 1.22%                                                                                               608,228
       3,639   Boeing Co. (The)                                                                               224,890
         869   General Dynamics Corp.                                                                          66,983
         448   Goodrich (B.F.) Co. (The)                                                                       17,651
       1,879   Lockheed Martin Corp.                                                                           66,066
         315   Northrop Grumman Corp.                                                                          28,429
       1,487   Raytheon Co. (Class B)                                                                          43,911
       2,053   United Technologies Corp.                                                                      160,298

Automobile / Trucks 0.96%                                                                                     478,656
         180   Cummins Engine Co., Inc.                                                                         7,452
         645   Dana Corp.                                                                                      12,661
       2,441   Delphi Automotive Systems Corp.                                                                 36,371
         299   Eaton Corp.                                                                                     22,009
       8,085   Ford Motor Co.                                                                                 238,346
       2,391   General Motors Corp.                                                                           131,051
         333   PACCAR, Inc.                                                                                    16,157
         261   Ryder System, Inc.                                                                               5,170
         571   Visteon Corp.                                                                                    9,439

Banks -- United States 5.94%                                                                                2,949,750
       1,637   AmSouth Bancorp.                                                                                28,075
       7,098   Bank of America Corp.                                                                          397,488
       3,229   Bank of New York Co., Inc.                                                                     162,096
       5,043   Bank One Corp.                                                                                 190,474
       1,752   BB&T Corp.                                                                                      62,056
         773   Comerica, Inc.                                                                                  39,755
       2,477   Fifth Third Bancorp                                                                            133,164
       4,272   First Union Corp.                                                                              128,032
       4,723   FleetBoston Financial Corp.                                                                    181,222
       1,094   Huntington Bancshares, Inc.                                                                     16,487
       8,297   J.P. Morgan Chase & Co.                                                                        398,090
       1,857   KeyCorp                                                                                         43,045
       2,128   Mellon Financial Corp.                                                                          87,099
       2,657   National City Corp.                                                                             72,297
         967   Northern Trust Corp.                                                                            62,884
       1,263   PNC Bank Corp.                                                                                  82,183
       1,054   Regions Financial Corp.                                                                         32,094
         738   SouthTrust Corp.                                                                                35,092
         706   State Street Corp.                                                                              73,269
       1,292   SunTrust Banks, Inc.                                                                            82,042
       1,254   Synovus Financial Corp.                                                                         36,090
       8,404   U.S. Bancorp                                                                                   177,997
         606   Union Planters Corp.                                                                            23,034
         914   Wachovia Corp.                                                                                  55,571
       7,454   Wells Fargo & Co.                                                                              350,114

Beverages 2.00%                                                                                               993,710
       3,934   Anheuser-Busch Cos., Inc.                                                                      157,321
         299   Brown-Forman Corp.                                                                              18,179
      10,846   Coca-Cola Co. (The)                                                                            500,977
       1,822   Coca-Cola Enterprises, Inc.                                                                     33,033
         161   Coors (Adolph) Co. (Class B)                                                                     8,372
       6,296   PepsiCo, Inc.                                                                                  275,828

Broker Services 0.89%                                                                                         439,714
         466   Bear Stearns Cos., Inc.                                                                         23,440
       1,091   Lehman Brothers Holdings, Inc.                                                                  79,370
       3,524   Merrill Lynch & Co., Inc.                                                                      217,431
       6,034   Schwab (Charles) Corp.                                                                         119,473

Building 0.58%                                                                                                288,947
         352   Black & Decker Corp.                                                                            14,031
         259   Centex Corp.                                                                                    11,176
         619   Danaher Corp.                                                                                   34,670
         984   Georgia-Pacific Group                                                                           31,990
         192   KB Home                                                                                          5,802
         454   Louisiana-Pacific Corp.                                                                          5,562
       1,946   Masco Corp.                                                                                     44,758
         177   Pulte Corp.                                                                                      8,280
         700   Sherwin-Williams Co.                                                                            14,686
         254   Snap-on, Inc.                                                                                    7,366
         375   Stanley Works (The)                                                                             13,594
         440   Vulcan Materials Co.                                                                            20,341
         947   Weyerhauser Co.                                                                                 53,534
         476   Willamette Industries, Inc.                                                                     23,157

Business Services -- Misc. 0.46%                                                                              226,376
         398   Block, H&R, Inc.                                                                                21,890
       3,353   Cendant Corp.*                                                                                  59,482
         673   Convergys Corp.*                                                                                24,564
         618   Equifax, Inc.                                                                                   20,437
         709   Moody's Corp.                                                                                   22,263
       1,626   Paychex, Inc.                                                                                   56,195
         775   Robert Half International, Inc.*                                                                21,545

Chemicals 0.70%                                                                                               348,086
         999   Air Products & Chemicals, Inc.                                                                  42,947
       3,909   Dow Chemical Co.                                                                               130,756
         335   Eastman Chemical Co.                                                                            17,835
         557   Engelhard Corp.                                                                                 14,320
         133   FMC Corp.*                                                                                       9,535
         219   Great Lakes Chemical Corp.                                                                       6,883
         469   Hercules, Inc.                                                                                   5,605
         734   PPG Industries, Inc.                                                                            39,012
         692   Praxair, Inc.                                                                                   32,752
         958   Rohm & Haas Co.                                                                                 32,926
         337   Sigma-Aldrich Corp.                                                                             15,515

Computers 12.02%                                                                                            5,973,939
         430   Adaptec, Inc.*                                                                                   4,833
       1,049   Adobe Systems, Inc.                                                                             47,121
       1,509   Apple Computer, Inc.*                                                                           38,464
         246   Autodesk, Inc.                                                                                   8,576
       2,771   Automatic Data Processing, Inc.                                                                150,327
       1,062   BMC Software, Inc.*                                                                             25,690
       1,174   BroadVision, Inc.*                                                                               7,502
         805   Cabletron Systems, Inc.*                                                                        12,622
      31,733   Cisco Systems, Inc.*                                                                           538,826
         808   Citrix Systems, Inc.*                                                                           22,947
       7,366   Compaq Computer Corp.                                                                          128,905
       2,513   Computer Associates International, Inc.                                                         80,893
         735   Computer Sciences Corp.*                                                                        26,188
       1,604   Compuware Corp.*                                                                                16,489
      11,282   Dell Computer Corp.*                                                                           296,604
       2,039   Electronic Data Systems Corp.                                                                  131,515
       9,542   EMC Corp.*                                                                                     377,863
       1,723   First Data Corp.                                                                               116,199
         541   Fiserv, Inc.*                                                                                   29,939
       1,408   Gateway, Inc.*                                                                                  26,752
       8,428   Hewlett-Packard Co.                                                                            239,608
       1,281   IMS Health, Inc.                                                                                35,163
       7,651   International Business Machines Corp.                                                          880,936
         902   Intuit, Inc.*                                                                                   28,900
         554   Lexmark International Group, Inc. (Class A)*                                                    34,032
         353   Mercury Interactive Corp.*                                                                      23,351
      23,268   Microsoft Corp.*                                                                             1,576,407
         418   NCR Corp.                                                                                       19,650
       1,399   Network Appliance, Inc.*                                                                        31,828
       1,385   Novell, Inc.*                                                                                    6,620
      24,361   Oracle Corp.*                                                                                  393,674
       2,470   Palm, Inc.*                                                                                     19,785
       1,159   Parametric Technology Corp.*                                                                    13,213
       1,245   PeopleSoft, Inc.*                                                                               46,115
         574   Sabre Holdings Corp.*                                                                           28,620
         529   Sapient Corp.*                                                                                   7,115
       1,873   Siebel Systems, Inc.*                                                                           85,371
      14,216   Sun Microsystems, Inc.*                                                                        243,378
       1,375   Unisys Corp.*                                                                                   16,555
       1,782   VERITAS Software Corp.*                                                                        106,225
       2,435   Yahoo! Inc.*                                                                                    49,138

Consumer Products -- Misc. 0.01%                                                                                3,188
         277   American Greetings Corp. (Class A)                                                               3,188

Containers 0.08%                                                                                               38,178
         123   Ball Corp.                                                                                       5,658
         232   Bemis Co., Inc.                                                                                  8,726
         689   Pactiv Corp.*                                                                                    9,632
         365   Sealed Air Corp.*                                                                               14,162

Cosmetics & Personal Care 0.39%                                                                               194,738
         246   Alberto Culver Co. (Class B)                                                                    10,022
       1,038   Avon Products, Inc.                                                                             43,928
       4,593   Gillette Co.                                                                                   130,257
         426   International Flavors & Fragrances, Inc.                                                        10,531

Diversified Operations 2.54%                                                                                1,261,027
         263   Crane Co.                                                                                        7,401
       4,548   Du Pont (E.I.) de Nemours & Co.                                                                205,524
         675   Fortune Brands, Inc.                                                                            21,026
       3,478   Honeywell International, Inc.                                                                  170,005
       1,318   Illinois Tool Works, Inc.                                                                       83,535
         383   ITT Industries, Inc.                                                                            16,879
         375   Johnson Controls, Inc.                                                                          27,150
         860   Loews Corp.                                                                                     57,973
       1,728   Minnesota Mining & Manufacturing Co.                                                           205,649
         179   National Service Industries, Inc.                                                                4,314
         620   Textron, Inc.                                                                                   32,872
         542   TRW, Inc.                                                                                       20,845
       7,642   Tyco International Ltd.                                                                        407,854

Electronics 9.86%                                                                                           4,901,470
       1,367   Advanced Micro Devices, Inc.*                                                                   42,377
       1,990   Agilent Technologies, Inc.*                                                                     77,630
       1,729   Altera Corp.*                                                                                   43,726
         849   American Power Conversion Corp.*                                                                12,013
       1,569   Analog Devices, Inc.*                                                                           74,229
       3,529   Applied Materials, Inc.*                                                                       192,683
       1,302   Applied Micro Circuits Corp.*                                                                   33,878
       1,066   Broadcom Corp. (Class A)*                                                                       44,303
       1,060   Conexant Systems, Inc.*                                                                         11,395
       1,871   Emerson Electric Co.                                                                           124,702
      43,213   General Electric Co.                                                                         2,097,127
         410   Grainger (W.W.), Inc.                                                                           15,900
      29,350   Intel Corp.                                                                                    907,209
         832   Jabil Circuit, Inc.*                                                                            24,161
         804   KLA-Tencor Corp.*                                                                               44,188
       1,381   Linear Technology Corp.                                                                         66,343
       1,392   LSI Logic Corp.*                                                                                28,494
       1,235   Maxim Integrated Products, Inc.*                                                                63,109
       2,588   Micron Technology, Inc.                                                                        117,443
         852   Molex, Inc.                                                                                     34,412
       9,526   Motorola, Inc.                                                                                 148,129
         760   National Semiconductor Corp.*                                                                   21,888
         614   Novellus Systems, Inc.*                                                                         33,862
         508   Parker-Hannifin Corp.                                                                           23,683
         218   PerkinElmer, Inc.                                                                               14,586
         342   Power-One, Inc.*                                                                                 5,988
         402   QLogic Corp.*                                                                                   17,242
         795   Rockwell International Corp.                                                                    35,799
       1,336   Sanmina Corp.*                                                                                  38,944
       2,815   Solectron Corp.*                                                                                71,642
         413   Tektronix, Inc.*                                                                                 9,995
         761   Teradyne, Inc.*                                                                                 30,060
       7,563   Texas Instruments, Inc.                                                                        292,688
         253   Thomas & Betts Corp.                                                                             5,230
         829   Vitesse Semiconductor Corp.*                                                                    28,103
       1,439   Xilinx, Inc.*                                                                                   68,309

Energy 0.36%                                                                                                  177,957
       1,229   Calpine Corp.*                                                                                  70,041
       2,645   Mirant Corp.*                                                                                  107,916

Engineering 0.03%                                                                                              16,973
         322   Fluor Corp.                                                                                     16,973

Fiber Optics 0.25%                                                                                            121,837
       5,696   JDS Uniphase Corp.*                                                                            121,837

Finance 4.90%                                                                                               2,436,629
       5,800   American Express Co.                                                                           246,152
         859   Capital One Financial Corp.                                                                     53,997
         907   Charter One Financial, Inc.                                                                     26,575
       1,142   CIT Group, Inc. (The) (Class A)                                                                 41,911
      21,902   Citigroup, Inc.                                                                              1,076,483
         942   Concord EFS, Inc.*                                                                              43,850
       1,065   Franklin Resources, Inc.                                                                        46,487
         690   Golden West Financial Corp.                                                                     40,503
       2,053   Household International, Inc.                                                                  131,433
       3,715   MBNA Corp.                                                                                     132,440
       4,871   Morgan Stanley Dean Witter & Co.                                                               305,850
         529   Price (T. Rowe) Group, Inc.                                                                     18,388
       1,247   Providian Financial Corp.                                                                       66,465
         970   Stilwell Financial, Inc.                                                                        28,586
         715   USA Education, Inc.                                                                             50,837
       2,537   Washington Mutual, Inc.                                                                        126,672

Food 1.37%                                                                                                    682,676
       2,764   Archer-Daniels-Midland Co.                                                                      32,919
       1,833   Campbell Soup Co.                                                                               55,797
       2,341   ConAgra, Inc.                                                                                   48,716
       1,238   General Mills, Inc.                                                                             48,790
       1,516   Heinz (H.J.) Co.                                                                                59,351
         594   Hershey Foods Corp.                                                                             35,884
       1,769   Kellogg Co.                                                                                     45,110
         575   Quaker Oats Co.                                                                                 55,775
       1,350   Ralston Purina Group                                                                            41,027
       3,607   Sara Lee Corp.                                                                                  71,815
       2,493   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                                  139,907
         985   Wrigley (W.M.) Jr. Co.                                                                          47,585

Furniture 0.03%                                                                                                16,596
         855   Leggett & Platt, Inc.                                                                           16,596

Household 0.13%                                                                                                64,695
         335   Maytag Corp.                                                                                    11,641
       1,163   Newell Rubbermaid, Inc.                                                                         31,354
         251   Tupperware Corp.                                                                                 5,527
         290   Whirlpool Corp.                                                                                 16,173

Instruments -- Scientific 0.12%                                                                                61,773
         920   Applera Corp. -- Applied Biosystems Group                                                       29,495
         202   Millipore Corp.                                                                                 11,585
         785   Thermo Electron Corp.*                                                                          20,693

Insurance 3.91%                                                                                             1,943,225
         627   Aetna, Inc.*                                                                                    17,675
       2,313   AFLAC, Inc.                                                                                     73,553
       3,189   Allstate Corp. (The)                                                                           133,141
         459   Ambac Financial Group, Inc.                                                                     24,699
       2,193   American General Corp.                                                                          95,637
      10,151   American International Group, Inc.                                                             830,352
       1,117   Aon Corp.                                                                                       37,129
         762   Chubb Corp. (The)                                                                               50,864
         669   CIGNA Corp.                                                                                     71,382
         702   Cincinnati Financial Corp.                                                                      26,943
       1,419   Conseco, Inc.                                                                                   27,004
       1,030   Hartford Financial Services Group, Inc. (The)                                                   63,963
         675   Jefferson Pilot Corp.                                                                           31,495
         836   Lincoln National Corp.                                                                          38,590
       1,200   Marsh & McLennan Cos., Inc.                                                                    115,728
         643   MBIA, Inc.                                                                                      30,768
       3,334   MetLife, Inc.                                                                                   96,686
         466   MGIC Investment Corp.                                                                           30,285
         320   Progressive Corp.                                                                               37,376
         557   SAFECO Corp.                                                                                    14,872
         949   St. Paul Cos., Inc.                                                                             42,800
         551   Torchmark Corp.                                                                                 20,877
       1,050   UnumProvident Corp.                                                                             31,406

Leisure 1.25%                                                                                                 620,539
         381   Brunswick Corp.                                                                                  7,643
       2,550   Carnival Corp. (Class A)                                                                        67,575
       9,072   Disney (Walt) Co. (The)                                                                        274,428
       1,309   Eastman Kodak Co.                                                                               56,942
       1,322   Harley-Davidson, Inc.                                                                           60,931
         509   Harrah's Entertainment, Inc.*                                                                   17,561
         752   Hasbro, Inc.                                                                                     9,212
       1,608   Hilton Hotels Corp.                                                                             17,768
       1,047   Marriott International, Inc. (Class A)                                                          48,036
       1,861   Mattel, Inc.                                                                                    30,055
         842   Starwood Hotels & Resorts Worldwide, Inc.                                                       30,388

Linens & Related Supplies 0.06%                                                                                32,244
         736   Cintas Corp.                                                                                    32,244

Machinery 0.40%                                                                                               200,032
       1,499   Caterpiller Tractor, Inc.                                                                       75,250
         407   Cooper Industries, Inc.                                                                         15,210
       1,024   Deere & Co.                                                                                     42,056
         886   Dover Corp.                                                                                     34,616
         700   Ingersoll-Rand Co.                                                                              32,900

Media 4.00%                                                                                                 1,988,239
      18,871   AOL Time Warner, Inc.*                                                                         952,986
       2,550   Clear Channel Communications, Inc.*                                                            142,290
       4,096   Comcast Corp. (Class A)*                                                                       179,855
         382   Dow Jones & Co., Inc.                                                                           20,731
       1,150   Gannett Co., Inc.                                                                               74,233
         319   Harcourt General, Inc.                                                                          17,488
         320   Knight-Ridder, Inc.                                                                             17,328
         852   McGraw-Hill Cos., Inc. (The)                                                                    55,193
         218   Meredith Corp.                                                                                   8,227
         707   New York Times Co. (Class A)                                                                    29,008
       1,318   Tribune Co.                                                                                     55,541
         900   Univision Communications, Inc. (Class A)*                                                       39,339
       7,607   Viacom, Inc. (Class B)*                                                                        396,020

Medical 12.68%                                                                                              6,299,633
       6,745   Abbott Laboratories                                                                            312,833
         573   Allergan, Inc.                                                                                  43,548
       1,032   ALZA Corp.*                                                                                     47,183
       5,715   American Home Products Corp.                                                                   330,041
       4,542   Amgen, Inc.*                                                                                   277,698
         222   Bard (C.R.), Inc.                                                                                9,770
         233   Bausch & Lomb, Inc.                                                                              9,949
       1,283   Baxter International, Inc.                                                                     116,945
       1,119   Becton, Dickinson & Co.                                                                         36,200
         645   Biogen, Inc.*                                                                                   41,706
         779   Biomet, Inc.                                                                                    33,287
       1,768   Boston Scientific Corp.*                                                                        28,076
       8,527   Bristol-Myers Squibb Co.                                                                       477,512
       1,834   Cardinal Health, Inc.                                                                          123,612
         835   Chiron Corp.*                                                                                   40,088
         768   Forest Laboratories, Inc.*                                                                      46,963
       1,342   Guidant Corp.*                                                                                  55,022
       2,409   HCA -- The Healthcare Co.                                                                       93,228
       1,685   HEALTHSOUTH Corp.*                                                                              23,674
         738   Humana, Inc.*                                                                                    7,291
       6,062   Johnson & Johnson                                                                              584,862
         736   King Pharmaceuticals, Inc.*                                                                     31,008
       4,916   Lilly (Eli) & Co.                                                                              417,860
         448   Manor Care, Inc.*                                                                               10,394
       1,242   McKesson HBOC, Inc.                                                                             38,303
         925   MedImmune, Inc.*                                                                                36,214
       5,240   Medtronic, Inc.                                                                                233,704
      10,057   Merck & Co., Inc.                                                                              764,030
         535   Pall Corp.                                                                                      12,556
      27,514   Pfizer, Inc.                                                                                 1,191,356
       5,624   Pharmacia Corp.                                                                                293,910
         503   Quintiles Transnational Corp.*                                                                  10,337
       6,376   Schering-Plough Corp.                                                                          245,731
         371   St. Jude Medical, Inc. *                                                                        21,240
         853   Stryker Corp.                                                                                   50,574
       1,399   Tenet Healthcare Corp.*                                                                         62,451
       1,395   UnitedHealth Group, Inc.                                                                        91,345
         448   Watson Pharmaceutical, Inc.*                                                                    22,310
         273   Wellpoint Health Networks, Inc.*                                                                26,822

Metal 0.67%                                                                                                   330,960
       1,386   Alcan Aluminium Ltd. (Canada)                                                                   61,677
       3,772   Alcoa, Inc.                                                                                    156,161
       1,727   Barrick Gold Corp. (Canada)                                                                     28,392
         648   Freeport-McMoran Copper & Gold, Inc. (Class B)*                                                  9,176
       1,148   Homestake Mining Co.                                                                             7,152
         793   Inco, Ltd. (Canada)*                                                                            14,385
         839   Newmont Mining Corp.                                                                            15,295
         343   Phelps Dodge Corp.                                                                              15,346
       1,428   Placer Dome, Inc. (Canada)                                                                      14,451
         262   Timken Co. (The)                                                                                 4,480
         372   Worthington Industries, Inc.                                                                     4,445

Mortgage Banking 1.15%                                                                                        573,698
         508   Countrywide Credit Industries, Inc.                                                             21,676
       4,393   Fannie Mae                                                                                     352,582
       3,031   Freddie Mac                                                                                    199,440

Office 0.21%                                                                                                  103,375
         481   Avery Dennison Corp.                                                                            26,970
         316   Deluxe Corp.                                                                                     8,213
       1,100   Pitney Bowes, Inc.                                                                              41,877
       2,911   Xerox Corp.                                                                                     26,315

Oil & Gas 7.58%                                                                                             3,765,331
         386   Amerada Hess Corp.                                                                              33,775
       1,085   Anadarko Petroleum Corp.                                                                        70,113
         539   Apache Corp.                                                                                    34,474
         303   Ashland, Inc.                                                                                   13,047
       1,448   Baker Hughes, Inc.                                                                              56,892
         942   Burlington Resources, Inc.                                                                      44,472
       2,799   Chevron Corp.                                                                                  270,271
       2,718   Conoco, Inc. (Class B)                                                                          82,682
         560   Devon Energy Corp.                                                                              33,046
       2,168   El Paso Energy Corp.                                                                           149,158
       3,256   Enron Corp.                                                                                    204,216
         510   EOG Resources, Inc.                                                                             23,659
      15,160   Exxon Mobil Corp.                                                                            1,343,176
       1,929   Halliburton Co.                                                                                 83,352
         411   Kerr-McGee Corp.                                                                                29,448
         264   McDermott International, Inc.                                                                    3,223
         641   Nabors Industries, Inc.*                                                                        38,216
         586   Noble Drilling Corp.*                                                                           28,421
       1,611   Occidental Petroleum Corp.                                                                      48,523
       1,113   Phillips Petroleum Co.                                                                          66,335
         412   Rowan Cos., Inc.*                                                                               13,674
       9,312   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                                  554,343
       2,497   Schlumberger Ltd.                                                                              165,551
         370   Sunoco, Inc.                                                                                    14,067
       2,399   Texaco, Inc.                                                                                   173,400
         631   Tosco Corp.                                                                                     29,058
       1,382   Transocean Sedco Forex, Inc.                                                                    75,015
       1,060   Unocal Corp.                                                                                    40,450
       1,354   USX -- Marathon Group                                                                           43,274

Paper & Paper Products 0.54%                                                                                  268,341
         250   Boise Cascade Corp.                                                                              8,745
       2,099   International Paper Co.                                                                         82,239
       2,328   Kimberly-Clark Corp.                                                                           138,283
         432   Mead Corp. (The)                                                                                12,182
         124   Potlatch Corp.                                                                                   4,346
         215   Temple-Inland, Inc.                                                                             10,965
         439   Westvaco Corp.                                                                                  11,581

Pollution Control 0.16%                                                                                        79,835
         858   Allied Waste Industries, Inc.*                                                                  13,659
       2,711   Waste Management, Inc.                                                                          66,176

Printing -- Commercial 0.03%                                                                                   14,811
         532   Donnelley (R.R.) & Sons                                                                         14,811

Retail 6.96%                                                                                                3,458,991
       1,785   Albertson's, Inc.                                                                               59,619
         496   AutoZone, Inc.*                                                                                 15,545
       1,246   Bed Bath & Beyond, Inc.*                                                                        35,287
         906   Best Buy Co., Inc.*                                                                             49,875
         897   Circuit City Stores-Circuit City Group                                                          13,500
         487   Consolidated Stores Corp.*                                                                       5,357
       1,954   Costco Wholesale Corp.*                                                                         68,253
       1,709   CVS Corp.                                                                                      100,746
         524   Darden Restaurants, Inc.                                                                        14,310
         384   Dillard's, Inc.                                                                                  6,505
       1,442   Dollar General Corp.                                                                            23,793
         867   Federated Department Stores, Inc.*                                                              37,264
       3,706   Gap, Inc. (The)                                                                                102,693
         755   Genuine Parts Co.                                                                               20,385
      10,100   Home Depot, Inc. (The)                                                                         475,710
       2,108   Kmart Corp.*                                                                                    21,080
       1,447   Kohl's Corp.*                                                                                   88,354
       3,570   Kroger Co.*                                                                                     80,646
       1,857   Limited, Inc. (The)                                                                             31,420
         163   Longs Drug Stores Corp.                                                                          4,833
       1,670   Lowe's Cos., Inc.                                                                              105,210
       1,299   May Department Stores                                                                           48,388
       5,719   McDonald's Corp.                                                                               157,272
         584   Nordstrom, Inc.                                                                                 10,740
       1,299   Office Depot, Inc.*                                                                             12,341
       1,144   Penney (J. C.) Co., Inc.                                                                        23,177
         811   RadioShack Corp.                                                                                24,841
         250   Reebok International Ltd.*                                                                       6,408
       2,185   Safeway, Inc.*                                                                                 118,646
       1,457   Sears, Roebuck & Co.                                                                            53,690
       1,975   Staples, Inc.*                                                                                  32,133
       1,652   Starbucks Corp.*                                                                                31,966
         577   SUPERVALU, Inc.                                                                                  7,888
       2,948   SYSCO Corp.                                                                                     82,898
       3,906   Target Corp.                                                                                   150,186
         636   Tiffany & Co.                                                                                   20,619
       1,219   TJX Cos., Inc.                                                                                  38,191
         861   Toys R Us, Inc.*                                                                                21,353
         638   Tricon Global Restaurants, Inc.*                                                                28,595
       4,430   Walgreen Co.                                                                                   189,515
      19,479   Wal-Mart Stores, Inc.                                                                        1,007,843
         496   Wendy's International, Inc.                                                                     12,564
         613   Winn-Dixie Stores, Inc.                                                                         19,352

Rubber -- Tires & Misc. 0.04%                                                                                  20,918
         316   Cooper Tire & Rubber Co.                                                                         3,805
         692   Goodyear Tire & Rubber Co. (The)                                                                17,113

Shoes & Related Apparel 0.10%                                                                                  49,169
       1,176   Nike, Inc. (Class B)                                                                            49,169

Soap & Cleaning Preparations 1.07%                                                                            533,568
       1,030   Clorox Co.                                                                                      32,785
       2,496   Colgate-Palmolive Co.                                                                          139,402
         554   Ecolab, Inc.                                                                                    20,958
       5,669   Procter & Gamble Co. (The)                                                                     340,423

Steel 0.06%                                                                                                    30,757
         350   Allegheny Technologies, Inc.                                                                     6,384
         340   Nucor Corp.                                                                                     17,248
         387   USX-U.S. Steel Group, Inc.                                                                       7,125

Telecommunications 5.51%                                                                                    2,736,234
       3,390   ADC Telecommunications, Inc.*                                                                   25,459
         355   Andrew Corp.*                                                                                    6,220
      16,396   AT&T Corp.                                                                                     365,303
       1,233   Avaya, Inc.*                                                                                    18,236
         613   CenturyTel, Inc.                                                                                16,661
       1,157   Citizens Communications Co.*                                                                    13,306
         724   Comverse Technology, Inc.*                                                                      49,594
       4,011   Corning, Inc.                                                                                   88,122
       3,862   Global Crossing Ltd. (Bermuda)*                                                                 48,391
      14,843   Lucent Technologies, Inc.                                                                      148,578
       3,322   Nextel Communications, Inc. (Class A)*                                                          53,983
      13,876   Nortel Networks Corp. (Canada)                                                                 212,303
       3,286   QUALCOMM, Inc.*                                                                                188,485
       7,222   Qwest Communications International, Inc.*                                                      295,380
         704   Scientific-Atlanta, Inc.                                                                        40,642
       3,856   Sprint Corp.                                                                                    82,441
       4,066   Sprint PCS*                                                                                    104,212
         957   Symbol Technologies, Inc.                                                                       30,146
       1,790   Tellabs, Inc.*                                                                                  62,847
      11,784   Verizon Communications                                                                         648,945
       1,733   Williams Communications Group, Inc.*                                                             7,833
      12,556   WorldCom, Inc.*                                                                                229,147

Textile 0.06%                                                                                                  31,243
         226   Liz Claiborne, Inc.                                                                             11,110
         496   VF Corp.                                                                                        20,133

Tobacco 1.02%                                                                                                 507,288
       9,697   Philip Morris Cos., Inc.                                                                       485,917
         710   UST, Inc.                                                                                       21,371

Transport 0.72%                                                                                               355,540
         657   AMR Corp.*                                                                                      25,038
       1,712   Burlington Northern Santa Fe Corp.                                                              50,333
         929   CSX Corp.                                                                                       32,580
         536   Delta Air Lines, Inc.                                                                           23,600
       1,293   FedEx Corp.*                                                                                    54,397
         258   Navistar International Corp. *                                                                   6,659
       1,677   Norfolk Southern Corp.                                                                          33,104
       3,305   Southwest Airlines Co.                                                                          60,184
       1,081   Union Pacific Corp.                                                                             61,498
         292   US Airways Group, Inc.*                                                                          8,147

Utilities 5.13%                                                                                             2,547,903
       2,317   AES Corp.*                                                                                     110,451
         482   Allegheny Energy, Inc.                                                                          24,659
       1,365   ALLTEL Corp.                                                                                    74,543
         598   Ameren Corp.                                                                                    25,098
       1,404   American Electric Power Co., Inc.                                                               69,273
       8,166   BellSouth Corp.                                                                                342,645
         693   Cinergy Corp.                                                                                   24,033
         571   CMS Energy Corp.                                                                                17,872
         925   Consolidated Edison, Inc.                                                                       34,604
         709   Constellation Energy Group, Inc.                                                                33,848
       1,043   Dominion Resources, Inc.                                                                        71,435
         622   DTE Energy Co.                                                                                  26,074
       3,342   Duke Energy Corp.                                                                              156,272
       1,409   Dynegy, Inc. (Class A)                                                                          81,511
       1,421   Edison International                                                                            13,997
         972   Entergy Corp.                                                                                   39,366
       1,389   Exelon Corp.                                                                                    95,910
         983   FirstEnergy Corp.                                                                               29,785
         771   FPL Group, Inc.                                                                                 46,183
         529   GPU, Inc.                                                                                       17,621
         587   KeySpan Corp.                                                                                   23,304
         499   Kinder Morgan, Inc.                                                                             29,291
         699   Niagara Mohawk Holdings, Inc.*                                                                  11,750
         199   NICOR, Inc.                                                                                      7,799
         889   NiSource, Inc.                                                                                  26,466
         127   ONEOK, Inc.                                                                                      5,489
         154   Peoples Energy Corp.                                                                             6,122
       1,688   PG&E Corp.                                                                                      15,141
         369   Pinnacle West Capital Corp.                                                                     18,520
         633   PPL Corp.                                                                                       34,815
         896   Progress Energy, Inc.                                                                           39,639
         935   Public Service Enterprise Group, Inc.                                                           43,421
       1,285   Reliant Energy, Inc.                                                                            63,672
      14,762   SBC Communications, Inc.                                                                       608,933
         892   Sempra Energy                                                                                   24,682
       2,948   Southern Co.                                                                                    68,954
       1,126   TXU Corp.                                                                                       49,499
       2,108   Williams Cos., Inc.                                                                             88,894
       1,485   Xcel Energy, Inc.                                                                               46,332

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s omitted)         VALUE
SHORT-TERM INVESTMENTS 1.54%                                                                                 $766,000
(Cost $766,000)

Joint Repurchase Agreement 1.54%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 5.25% thru 8.75%,
due 08-15-20 thru 02-15-29)                                                      4.51%           $766        $766,000

TOTAL INVESTMENTS 99.92%                                                                                  $49,656,398

OTHER ASSETS AND LIABILITIES, NET 0.08%                                                                       $38,192

TOTAL NET ASSETS 100.00%                                                                                  $49,694,590


* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value
per share.

ASSETS
Investments at value (cost $52,251,404)                           $49,656,398
Cash                                                                      965
Cash segregated for futures contracts                                  51,750
Dividends and interest receivable                                      33,268
Receivable from affiliates                                              9,266
Other assets                                                              370

Total assets                                                       49,752,017

LIABILITIES
Payable for futures variation margin                                    3,150
Other payables and accrued expenses                                    54,277

Total liabilities                                                      57,427

NET ASSETS
Capital paid-in                                                    53,686,259
Accumulated net realized loss on investments
and financial futures contracts                                    (1,576,011)
Net unrealized depreciation of investments and
financial futures contracts                                        (2,549,052)
Undistributed net investment income                                   133,394

Net assets                                                        $49,694,590

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class R ($49,694,590 [DIV] 5,290,071)                                   $9.39

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $354)                 $286,418
Interest                                                               33,445

Total investment income                                               319,863

EXPENSES
Investment management fee                                              84,887
Distribution and service fee                                           60,633
Custodian fee                                                          72,283
Registration and filing fees                                           23,531
Auditing fee                                                            9,322
Miscellaneous                                                           6,603
Accounting and legal services fee                                       4,745
Printing                                                                3,490
Trustees' fees                                                            954
Transfer agent fee                                                        336
Legal fees                                                                306

Total expenses                                                        267,090
Less expense reductions                                              (170,077)

Net expenses                                                           97,013

Net investment income                                                 222,850

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                           (81,886)
Financial futures contracts                                          (213,277)
Change in unrealized appreciation (depreciation) on
Investments                                                        (6,344,790)
Financial futures contracts                                           (13,861)

Net realized and unrealized loss                                   (6,653,814)

Decrease in net assets from operations                            ($6,430,964)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid
to share holders
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                             $409,321         $222,850
Net realized loss                               (1,242,913)        (295,163)
Change in net unrealized
appreciation (depreciation)                      3,008,344       (6,358,651)
Increase (decrease) in net assets
resulting from operations                        2,174,752       (6,430,964)

Distributions to shareholders
From net investment income                        (147,547)        (423,988)
From net realized gain                             (27,794)              --
                                                  (175,341)        (423,988)

From fund share transactions                    13,422,596        4,717,036

NET ASSETS
Beginning of period                             36,410,499       51,832,506

End of period 2                                $51,832,506      $49,694,590

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Includes undistributed net investment income of $334,532 and $133,394, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS R SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-99 1  10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00      $10.24      $10.78
Net investment income 3                         0.02        0.10        0.04
Net realized and unrealized
gain (loss) on investments                      0.22        0.49       (1.34)
Total from investment
operations                                      0.24        0.59       (1.34)
Less distributions
From net investment income                        --       (0.04)      (0.09)
From net realized gain                            --       (0.01)         --
                                                  --       (0.05)      (0.09)
Net asset value,
end of period                                 $10.24      $10.78       $9.39
Total return 4,5 (%)                            2.40 6      5.77      (12.15)6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $36         $52         $50
Ratio of expenses to
average net assets (%)                          0.40 7      0.40        0.40 7
Ratio of adjusted expenses
to average net assets 8 (%)                     1.55 7      1.14        1.10 7
Ratio of net investment income
to average net assets (%)                       1.03 7      0.89        0.92 7
Portfolio turnover (%)                             1          17           2


1 The Fund began operations on 8-18-99.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 The total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.


NOTE A
Accounting policies

John Hancock 500 Index Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Index (the "S&P 500 Index").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B or C shares were issued as of April 30, 2001. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of April 30, 2001.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

The Fund had the following open financial futures contracts at April 30, 2001:

                    OPEN                                 UNREALIZED
EXPIRATION          CONTRACTS          POSITION          APPRECIATION

JUN 01              3 S & P 500        Long              $45,954

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts detailed on the previous page.

At April 30, 2001, the Fund had deposited $51,750 in a segregated account to cover margin requirements on open futures contracts.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $892,139 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
October 31, 2008 -- $892,139.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.35% of Fund's average daily net asset value.

The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the management fee amounted to $60,633 for the period ended April 30, 2001. The Adviser has also agreed to limit other Fund's expenses, excluding the management fee and distribution and service fees, to 0.20% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $73,064 for the period ended April 30, 2002. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Plan with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted a Distribution Plan with respect to Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class R average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service ("12b-1") fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the 12b-1 fee amounted to $36,380 for the period ended April 30, 2001. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of such 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $6,020,965 and $751,692, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $52,580,289. Gross unrealized appreciation and depreciation of investments aggregated $5,585,223 and $8,509,114, respectively, resulting in net unrealized depreciation of $2,923,891.

NOTE D
Fund share transactions

The listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS R SHARES
Sold                       4,177,032       $45,326,903         1,203,338       $11,695,830
Distributions
reinvested                     5,943            62,406            25,391           262,799
Repurchased               (2,931,442)      (31,966,713)         (745,645)       (7,241,593)

NET INCREASE               1,251,533       $13,422,596           483,084        $4,717,036


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803




HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock 500 Index Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

110SA  4/01
       6/01






John Hancock
Small Cap
Growth
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME


Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29


Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation primar
ily through
investments in
U.S. small-capitalization
companies (in the
capitalization range
of the Russell 2000
Growth Index).

Over the last six months

* The economy slowed, hurting growth stocks with high valuations.

* Technology and telecommunications stocks were the Fund's biggest detractors.

* The Fund became more defensive and benefited from its overweighting in energy and health-care stocks.

[Bar chart with heading "John Hancock Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -21.34% total return for Class A. The second bar represents the -21.61% total return for Class B. The third bar represents the -21.57% total return for Class C. The fourth bar represents the -21.11% total return for Class I. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 1.3%   Columbia Sportswear
 1.2%   AmeriSource Health (Class A)
 1.2%   Affiliated Managers Group
 1.1%   Corporate Executive Board
 1.1%   Lone Star Technologies
 1.1%   Renal Care Group
 1.1%   LifePoint Hospitals
 1.1%   ScanSource
 1.1%   Accredo Health
 1.0%   Metris

As a percentage of net assets on April 30, 2001.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock
Small Cap
Growth Fund

MANAGERS'
REPORT

The last six months were ones that most stock investors would undoubtedly prefer to forget. As the period began last November, the economy had begun to slow precipitously and investors were increasingly unnerved by an avalanche of bad earnings news. Fast-growing, high-priced growth stocks -- which started struggling a year ago -- kept sagging, particularly in the technology and telecommunications sectors. As spending and demand backed up, investors fled these areas, where valuations had risen to unrealistic levels, and headed for the less expensive, more defensive segments of the market like health care and energy.

"...growth continued
 to trail value by a wide
 margin."

A surprise interest-rate cut by the Federal Reserve in January halted growth stocks' downturn, but it was only a temporary fix. Signs of economic weakness prevailed and the market grew increasingly volatile. By the end of the period on April 30, the Fed had lowered rates two full percentage points in a concerted effort to prevent the economy from falling into recession. This helped tech stocks rally as the period ended -- although not enough to overcome the huge losses suffered earlier -- as investors began to hope that the worst was over. Overall the broad market lost ground in the six months ended April 30, 2001, with the Standard & Poor's 500 Index returning -12.06%. Small-cap stocks outperformed large caps, but growth continued to trail value by a wide margin. The result was a huge gap in performance between the major indexes that track small-cap stocks, with the Russell 2000 Value Index gaining 14.62% and the Russell 2000 Growth Index -- the Fund's benchmark index -- losing 17.34%.

[A photo of Team leader Bernice Behar flush right next to first paragraph.]

FUND PERFORMANCE

With our emphasis on fast-growing small companies, John Hancock Small Cap Growth Fund also wound up losing ground. For the six months ended April 30, 2001, the Fund's Class A, Class B, Class C and Class I shares returned -21.34%, -21.61%, -21.57% and -21.11%, respectively, at net asset value. That compared with the -17.65% return of the average small-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

PERFORMANCE: GETTING DEFENSIVE

Our relative underperformance stemmed mainly from our technology and telecommunications weighting, which was greater than our peers' in the first two months of the period when technology stocks were falling. We rectified that by early 2001, using rallies to further scale back our technology exposure and add to our positions in more defensive sectors like energy, health care and financials.

"...many of our technology
 holdings produced some of
 our biggest losses,
 preventing the Fund from
 gaining ground..."

On an absolute basis, many of our technology holdings produced some of our biggest losses, preventing the Fund from gaining ground despite our success in other areas. Companies having any connection to the telecommunications industry suffered in particular when demand for all types of products and services ground to a halt and companies ran into trouble getting additional financing to finish building out their networks. This impacted anyone along the supply chain, including Fund holdings Elantec Semiconductor and M-Systems Flash Disk Pioneers, both telecom-focused semiconductor companies.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 16%, the second is Electronics 14%, the third Retail 13%, the fourth Oil & gas 11%, and the fifth Computers 8%.

HEALTH CARE, ENERGY

In contrast to technology, our health-care holdings were some of our bigger contributors, especially the more defensive area of health-care service companies. These included distributors AmeriSource Health and Bindley Western Industries, which was taken over by Cardinal Health, and Lincare Holdings, an oxygen therapy company. We were also well served by our move out of biotech companies, which did very well last year but retreated early this year.

Energy stocks were buoyed by tight supplies and high prices for crude oil and natural gas, so our overweighting in the sector was beneficial. Early in the period, these stocks came under pressure as investors were skeptical that such high commodity prices were sustainable. But this year, commodity prices fell to a more comfortable level, and production budgets reflected increased spending on oil services, drilling and development. That was to the benefit of companies like Hydril, Spinnaker Exploration, Lone Star Technologies, Marine Drilling and Pride International -- all good performers and many among our top holdings.

"...our health-care holdings
 were some of our bigger
 contributors..."

INDIVIDUAL STANDOUTS

Many of our other top-performing stocks this period were from outside the technology world as well, including 99 Cents Only Stores, Applebee's International, Columbia Sportswear and Radio One. One of our longstanding favorites, Radio One rebounded strongly as investors realized that company fundamentals were better than they had feared and that lower interest rates provided the opportunity to reduce the company's debt service costs.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hydril followed by an up arrow with the phrase "Production company boosted by rising oil and gas prices." The second listing is Elantec followed by a down arrow with the phrase "Hurt by woes in telecommunications sector." The third listing is Tech Data followed by a down arrow with the phrase "Suffers from falling demand."]

A LOOK AHEAD

While we believe in the strong long-term potential of tech and telecom, we also believe it's going to take more time for these sectors to turn around, as excess capacity needs to be absorbed. In the interim, we will keep a tech weighting that is in line with our peers, but underweight relative to our benchmark, until we begin to see signs that a pickup in orders is imminent. We'll also continue to opportunistically upgrade the portfolio's quality, as we did this period by buying former mid-cap stocks that fell back into small-cap territory, including radio company Entercom Communications.

"...we believe that for now,
 stronger, more reliable earnings
 growth will be found outside of
 technology."

The Fund has always looked across the broad market spectrum for small-cap companies that have accelerating and sustainable earnings growth, dominant positions and strong managements. That approach has served us well in the past, and it is more important now than ever, since we believe that for now, stronger, more reliable earnings growth will be found outside of technology.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for a discussion of the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

Two indexes are
used for comparison.
The Russell 2000
Index, Index 1, is an
unmanaged, small-
cap index that is
comprised of 2,000
U.S.-domiciled com-
panies whose
common stocks
trade in the United
States on the New
York Stock
Exchange, American
Stock Exchange and
Nasdaq. Also shown
on page 7 is the
Russell 2000 Growth
Index, Index 2, an
unmanaged index
that contains those
securities from the
Russell 2000 Index
with a greater-than-
average growth
orientation.

It is not possible to
invest in an index.


                                    Class A      Class B      Class C      Class I 1      Index 1
Inception date                      8-22-91     10-26-87       6-1-98      12-7-99           --
Average annual returns with maximum sales charge (POP)
One year                            -30.75%      -31.09%      -29.03%      -26.76%       -2.86%
Five years                            7.69%        7.73%           --           --        8.26%
Ten years                                --       13.64%           --           --       12.68%
Since inception                      13.35%           --        8.02%      -19.95%           --

Cumulative total returns with maximum sales charge (POP)
Six months                          -25.27%      -25.36%      -23.06%      -21.11%       -1.77%
One year                            -30.75%      -31.09%      -29.03%      -26.76%       -2.86%
Five years                           44.87%       45.12%           --           --       48.73%
Ten years                                --      259.25%           --           --      229.91%
Since inception                     236.69%           --       25.18%      -14.72%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain institutional investors.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund, before sales charge, and is equal to $35,925 as of April 30, 2001. The second line represents the Index 1and is equal to $32,991 as of April 30, 2001. The third line represents the Index 2 and is equal to $24,603 as of April 30, 2001.

                                    Class A      Class C 1    Class I 2
Inception date                      8-22-91       6-1-98      12-7-99
Without sales charge                $35,434      $12,643     $200,133
With maximum sales charge           $33,669      $12,517           --
Index 1                             $31,152      $11,033     $272,075
Index 2                             $23,073      $10,245     $217,107

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, and a $250,000 investment in the Fund's Class I shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain institutional investors.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 97.63%                                                                                   $1,572,544,054
(Cost $1,482,666,128)

Advertising 0.90%                                                                                         $14,431,037
     439,800   Getty Images, Inc.*                                                                         11,074,164
     250,700   Ventiv Health, Inc.*                                                                         3,356,873

Banks -- United States 2.34%                                                                               37,625,536
     422,400   Greater Bay Bancorp.                                                                        11,535,744
     401,300   Southwest Bancorp. of Texas, Inc.*                                                          13,443,550
     701,400   Sterling Bancshares, Inc.                                                                   12,646,242

Building  1.03%                                                                                            16,571,199
     153,400   KB Home                                                                                      4,635,748
     150,100   Ryland Group, Inc.                                                                           7,131,251
     235,500   Standard Pacific Corp.                                                                       4,804,200

Business Services -- Misc. 4.03%                                                                           64,945,722
     555,200   Corporate Executive Board Co. (The)*                                                        18,454,848
      36,200   First Consulting Group, Inc.*                                                                  289,962
     425,100   Forrester Research, Inc.*                                                                    9,824,061
     367,700   Heidrick & Struggles International, Inc.*                                                    9,284,425
     737,550   Management Network Group, Inc. (The)*                                                        3,658,248
     278,550   NCO Group, Inc.*                                                                             7,520,850
     497,200   On Assignment, Inc.*                                                                         8,507,092
      44,650   ProBusiness Services, Inc.*                                                                  1,006,857
     249,100   Quanta Services, Inc.*                                                                       6,399,379

Computers 8.08%                                                                                           130,083,080
     229,300   Advent Software, Inc.*                                                                      12,836,214
     393,750   Avocent Corp.*                                                                               9,800,437
     280,700   Cerner Corp.*                                                                               12,639,921
     815,900   Data Return Corp.*                                                                           2,113,181
     506,500   DigitalThink, Inc.*                                                                          4,340,705
     297,200   Embarcadero Technologies, Inc.*                                                             10,244,484
      53,650   GoTo.com, Inc.*                                                                                954,970
     106,000   IDX Systems Corp.*                                                                           2,200,560
     143,200   IntraNet Solutions, Inc.*                                                                    4,737,056
     373,200   Manugistics Group, Inc.*                                                                    12,658,944
   1,185,600   Maxtor Corp.*                                                                                9,461,088
     685,000   M-Systems Flash Disk Pioneers Ltd.* (Israel)                                                 5,418,350
     245,675   National Instruments Corp.*                                                                  8,598,625
     454,600   NetRatings, Inc.*                                                                            5,732,506
     619,350   Novatel Wireless, Inc.*                                                                      3,313,523
     931,000   Secure Computing Corp.*                                                                     13,378,470
     661,400   Silicon Storage Technology, Inc.*                                                            6,574,316
      35,500   SkillSoft Corp.*                                                                               974,475
     325,450   TeleCommunication Systems, Inc. (Class A)*                                                   1,633,759
     355,100   WatchGuard Technologies, Inc.*                                                               2,471,496

Electronics 13.98%                                                                                        225,238,762
     590,400   Aeroflex, Inc.*                                                                              8,802,864
     279,900   Alpha Industries, Inc.*                                                                      6,877,143
     533,550   ATMI, Inc.*                                                                                 14,048,371
     196,900   Brooks Automation, Inc.*                                                                    12,327,909
     162,300   CoorsTek, Inc.*                                                                              5,967,771
     256,400   Credence Systems Corp.*                                                                      6,089,500
     321,800   Cree, Inc.*                                                                                  6,928,354
     484,100   DDi Corp.*                                                                                  11,894,337
     212,600   DuPont Photomasks, Inc.*                                                                    11,863,080
     245,300   Elantec Semiconductor, Inc.*                                                                 8,148,866
     279,600   Electro Scientific Industries, Inc.*                                                        10,018,068
     154,900   Exar Corp.*                                                                                  4,507,590
     455,500   LTX Corp.*                                                                                  12,262,060
     327,900   Merix Corp.*                                                                                 6,387,492
     292,000   Micrel, Inc.*                                                                                9,916,320
     399,900   Microsemi Corp.*                                                                            15,340,164
     348,450   Nanometrics, Inc.*                                                                          10,192,163
     126,200   Novellus Systems, Inc.*                                                                      6,959,930
     372,900   Pixelworks, Inc.*                                                                            8,464,830
     200,500   Plexus Corp.*                                                                                6,159,360
   1,104,550   PLX Technology, Inc.*                                                                        5,357,067
     362,400   PRI Automation, Inc.*                                                                        6,925,464
     377,450   Repeater Technologies, Inc.*                                                                   347,254
     339,050   Rudolph Technologies, Inc.*                                                                 16,304,915
     457,000   Semtech Corp.*                                                                              13,147,890

Fiber Optics 0.36%                                                                                          5,879,835
     393,300   Finisar Corp.*                                                                               5,879,835

Finance   3.07%                                                                                            49,411,609
     276,250   Actrade Financial Technologies, Ltd.*                                                        8,859,337
     339,600   Affiliated Managers Group, Inc.*                                                            19,092,312
     400,800   Medallion Financial Corp.                                                                    4,989,960
     549,000   Metris Cos., Inc.                                                                           16,470,000

Food      1.23%                                                                                            19,868,450
     274,100   American Italian Pasta Co. (Class A)*                                                        9,757,960
     131,200   Dean Foods Co.                                                                               4,854,400
     113,400   Suiza Foods Corp.*                                                                           5,256,090

Insurance 3.14%                                                                                            50,549,973
     579,900   Fidelity National Financial, Inc.                                                           13,575,459
     534,100   HCC Insurance Holdings, Inc.                                                                15,061,620
     140,300   Philadelphia Consolidated Holding Corp.*                                                     3,905,952
     143,750   RenaissanceRe Holdings Ltd. (Bermuda)                                                        9,185,625
     192,900   StanCorp Financial Group, Inc.                                                               8,821,317

Leisure   1.14%                                                                                            18,363,124
     730,000   Extended Stay America, Inc.*                                                                11,570,500
     309,600   Six Flags, Inc.*                                                                             6,792,624

Machinery 0.94%                                                                                            15,087,580
     605,000   Hydril Co.*                                                                                 14,338,500
      61,400   SureBeam Corp. (Class A)*                                                                      749,080

Media     3.41%                                                                                            54,864,430
     256,268   Entercom Communications Corp.*                                                              11,690,946
     311,500   Pegasus Communications Corp.*                                                                7,416,815
     336,350   Radio One, Inc. (Class A)*                                                                   6,320,017
     470,500   Radio One, Inc. (Class D)*                                                                   8,139,650
   1,144,600   Regent Communications, Inc.*                                                                 8,035,092
     567,500   Sinclair Broadcast Group, Inc. (Class A)*                                                    4,636,475
     328,588   Westwood One, Inc.*                                                                          8,625,435

Medical  16.43%                                                                                           264,687,593
     506,350   Accredo Health, Inc.*                                                                       17,246,281
     326,600   Alkermes, Inc.*                                                                             10,007,024
     355,500   AmeriSource Health Corp. (Class A)*                                                         19,197,000
     427,300   Apria Healthcare Group, Inc.*                                                               11,096,981
     226,173   Cardinal Health, Inc.                                                                       15,244,060
      86,150   COR Therapeutics, Inc.*                                                                      2,670,650
     610,500   Covance, Inc.*                                                                              10,042,725
     590,100   Cytyc Corp.*                                                                                13,896,855
     623,529   DaVita, Inc.*                                                                               10,974,110
     338,500   Inhale Therapeutic Systems, Inc.*                                                           11,272,050
     517,800   LifePoint Hospitals, Inc.*                                                                  17,978,016
     290,600   Lincare Holdings, Inc.*                                                                     14,492,222
     739,800   Mid Atlantic Medical Services, Inc.*                                                        15,040,134
     423,500   NPS Pharmaceuticals, Inc.*                                                                  12,789,700
     267,100   Physiometrix, Inc.*                                                                          1,370,223
      23,000   PRAECIS Pharmaceuticals, Inc.*                                                                 504,620
     316,600   Province Healthcare Co.*                                                                     8,111,292
     629,500   Renal Care Group, Inc.*                                                                     17,991,110
     286,400   Techne Corp.*                                                                                9,193,440
     429,950   Triad Hospitals, Inc.*                                                                      13,220,963
     484,400   Urologix, Inc.*                                                                             11,465,748
     381,700   Visible Genetics, Inc.* (Canada)                                                             5,790,389
     616,000   Wilson Greatbatch Technologies, Inc.*                                                       15,092,000

Oil & Gas 10.64%                                                                                          171,330,533
     235,200   Dril-Quip, Inc.*                                                                             7,667,520
     241,958   Encore Acquisition Co.*                                                                      3,496,293
     433,441   Hanover Compressor Co.*                                                                     15,777,252
     459,200   Horizon Offshore, Inc.*                                                                     11,135,600
     499,300   Marine Drilling Cos., Inc.*                                                                 14,964,021
     438,401   NATCO Group, Inc. (Class A)*                                                                 5,326,572
     420,600   Newfield Exploration Co.*                                                                   15,141,600
     410,500   Oceaneering International, Inc.*                                                             9,769,900
     449,100   Patterson Energy, Inc.*                                                                     15,480,477
     612,100   Pride International, Inc.*                                                                  16,300,223
     316,930   Spinnaker Exploration Co.*                                                                  14,420,315
     326,800   Stone Energy Corp.*                                                                         16,241,960
     417,050   Universal Compression Holdings, Inc.*                                                       15,013,800
     326,000   Veritas DGC, Inc.*                                                                          10,595,000

Real Estate Investment Trust 0.30%                                                                          4,885,200
     552,000   Pinnacle Holdings, Inc.*                                                                     4,885,200

Retail   13.47%                                                                                           216,936,916
     495,073   99 Cents Only Stores*                                                                       14,347,216
     274,500   Applebee's International, Inc.                                                              11,501,550
      51,850   bebe stores, inc.*                                                                           1,270,325
   1,062,100   Brightpoint, Inc.*                                                                           4,195,295
     392,450   Buca, Inc.*                                                                                  8,104,092
     376,150   California Pizza Kitchen, Inc.*                                                              8,087,225
     302,500   Columbia Sportswear Co.*                                                                    20,591,175
     377,400   Cost Plus, Inc.*                                                                             8,982,120
     270,800   Duane Reade, Inc.*                                                                           9,171,996
     249,500   Ethan Allen Interiors, Inc.                                                                  8,857,250
     460,200   Insight Enterprises, Inc.*                                                                  12,287,340
     273,200   P.F. Chang's China Bistro, Inc.*                                                            10,605,624
     282,650   Performance Food Group Co.*                                                                 15,254,621
     535,450   RARE Hospitality International, Inc.*                                                       14,965,828
     358,800   ScanSource, Inc.*                                                                           17,276,220
     163,800   Skechers U.S.A. (Class A)*                                                                   5,904,990
     301,600   Tech Data Corp.*                                                                            10,513,776
     477,900   Too, Inc.*                                                                                   9,514,989
     424,400   Tweeter Home Entertainment Group, Inc.*                                                     10,614,244
     306,400   Whole Foods Market, Inc.*                                                                   14,891,040

Schools / Education 4.60%                                                                                  74,146,188
     338,500   Corinthian Colleges, Inc.*                                                                  13,878,500
     514,050   Education Management Corp.*                                                                 16,064,062
     327,200   Houghton Mifflin Co.                                                                        14,890,872
     403,000   ProsoftTraining.com*                                                                         1,233,180
     335,600   Scholastic Corp.*                                                                           14,007,944
      39,500   Strayer Education, Inc.                                                                      1,647,150
     408,700   University of Phoenix Online*                                                               12,424,480

Steel     1.12%                                                                                            18,039,210
     342,300   Lone Star Technologies, Inc.*                                                               18,039,210

Telecommunications 4.47%                                                                                   72,032,482
     383,200   AirGate PCS, Inc.*                                                                          15,174,720
     506,600   Alamosa Holdings, Inc.*                                                                      7,087,334
     676,200   CTC Communications Group, Inc.*                                                              3,955,770
     349,700   Dobson Communications Corp. (Class A)*                                                       5,042,674
     189,300   Metro One Telecommunications, Inc.*                                                          8,013,069
     118,482   Powertel, Inc.*                                                                              7,623,132
     167,700   Rural Cellular Corp. (Class A)*                                                              6,273,657
     474,450   SBA Communications Corp.*                                                                   16,174,001
     467,500   UbiquiTel, Inc.*                                                                             2,688,125

Textile   0.69%                                                                                            11,105,140
      79,650   Nautica Enterprises, Inc.*                                                                   1,463,170
     799,500   Tommy Hilfiger Corp.*                                                                        9,641,970

Transport 1.43%                                                                                            23,090,377
     251,236   Expeditors International of Washington, Inc.                                                12,569,337
     303,200   Forward Air Corp.*                                                                          10,521,040

Waste Disposal Service & Equip. 0.83%                                                                      13,370,078
     469,950   Waste Connections, Inc.*                                                                    13,370,078

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE


SHORT-TERM INVESTMENTS 2.93%                                                                              $47,138,000
(Cost $47,138,000)

Joint Repurchase Agreement 2.93%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 6.125% thru 8.125%,
due 08-15-19 thru 08-15-29)                                                     4.51%          47,138      47,138,000

TOTAL INVESTMENTS 100.56%                                                                              $1,619,682,054

OTHER ASSETS AND LIABILITIES, NET (0.56%)                                                                 ($9,012,925)

TOTAL NET ASSETS 100.00%                                                                               $1,610,669,129


* Non-income-producing security.

Parenthetical disclosure of a foreign country in the description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value and
the maximum
offering price per
share.

ASSETS
Investments at value
Unaffiliated issuers (cost $1,504,139,547)                     $1,588,067,334
Affiliated issuers (cost $25,664,581)                              31,614,720
Cash                                                                       32
Receivable for investments sold                                    15,056,981
Receivable for shares sold                                          1,483,697
Dividends and interest receivable                                      11,911
Other assets                                                          291,439

Total assets                                                    1,636,526,114

LIABILITIES
Payable for investments purchased                                  23,173,801
Payable for shares repurchased                                      1,015,504
Payable to affiliates                                               1,348,586
Other payables and accrued expenses                                   319,094

Total liabilities                                                  25,856,985

NET ASSETS
Capital paid-in                                                 1,645,974,365
Accumulated realized loss on investments                         (116,466,273)
Net unrealized appreciation of investments                         89,877,926
Accumulated net investment loss                                    (8,716,889)

Net assets                                                     $1,610,669,129

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($856,136,404 [DIV] 82,819,267 shares)                         $10.34
Class B ($653,362,180 [DIV] 70,502,036 shares)                          $9.27
Class C ($29,047,706 [DIV] 3,138,523 shares)                            $9.26
Class I ($72,122,839 [DIV] 6,930,557 shares)                           $10.41

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.34 [DIV] 95%)                                           $10.88
Class C ($9.26 [DIV] 99%)                                               $9.35

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period
ended April 30,
2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Securities lending income                                          $2,595,331
Interest                                                            2,087,107
Dividends                                                             757,793

Total investment income                                             5,440,231

EXPENSES
Investment management fee                                           6,123,927
Class A distribution and service fee                                1,041,061
Class B distribution and service fee                                3,678,964
Class C distribution and service fee                                  144,624
Class A, B and C transfer agent fee                                 2,450,082
Class I transfer agent fees                                            11,747
Registration and filing fees                                          185,581
Accounting and legal services fee                                     160,870
Custodian fee                                                         156,709
Trustees' fees                                                         35,178
Printing                                                               34,362
Miscellaneous                                                          30,631
Auditing fee                                                           17,356
Legal fees                                                              6,917

Total expenses                                                     14,078,009

Net investment loss                                                (8,637,778)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments sold (including
$15,578,541 net realized loss on sales of
investments in affiliated issuers)                               (115,841,642)
Change in net unrealized appreciation (depreciation)
on investments                                                   (308,993,633)

Net realized and unrealized loss                                 (424,835,275)

Decrease in net assets from operations                          ($433,473,053)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid to
shareholders
and any increase or
decrease in
money share
holders invested in
the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                           ($25,258,929)     ($8,637,778)
Net realized gain (loss)                       199,154,814     (115,841,642)
Change in net unrealized
appreciation (depreciation)                    (87,855,658)    (308,993,633)
Increase (decrease) in net assets
resulting from operations                       86,040,227     (433,473,053)

Distributions to shareholders
From net realized gain
Class A                                        (32,103,982)     (41,104,841)
Class B                                        (63,068,753)     (43,181,626)
Class C                                           (568,546)      (1,515,768)
Class I 2                                               --         (712,461)
                                               (95,741,281)     (86,514,696)

From fund share transactions                 1,259,559,420      131,578,315

NET ASSETS
Beginning of period                            749,220,197    1,999,078,563

End of period 3                             $1,999,078,563   $1,610,669,129

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Class I shares began operations on 12-7-99.

3 Includes accumulated net investment loss of $79,111 and $8,716,889, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-96   110-31-97 1  10-31-98 1  10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                      $9.02      $10.22      $12.35       $8.41      $12.65      $13.70
Net investment loss 3                                    (0.09)      (0.07)      (0.08)      (0.12)      (0.14)      (0.04)
Net realized and unrealized
gain (loss) on investments                                1.29        2.41       (1.34)       4.59        2.70       (2.76)
Total from investment
operations                                                1.20        2.34       (1.42)       4.47        2.56       (2.80)
Less distributions
From net realized gain                                      --       (0.21)      (2.52)      (0.23)      (1.51)      (0.56)
Net asset value,
end of period                                           $10.22      $12.35       $8.41      $12.65      $13.70      $10.34
Total return 4 (%)                                       13.27       23.35      (14.14)      54.41       21.69      (21.34) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $218        $209        $180        $267      $1,000        $856
Ratio of expenses to
average net assets (%)                                    1.32        1.29        1.37        1.34        1.28        1.38 6
Ratio of net investment loss
to average net assets (%)                                (0.86)      (0.57)      (1.02)      (1.17)      (0.88)      (0.72) 6
Portfolio turnover (%)                                      44          96         103         104         104 7        34

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-96 1  10-31-97 1  10-31-98 1  10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                      $8.70       $9.78      $11.72       $7.81      $11.64      $12.38
Net investment loss 3                                    (0.15)      (0.14)      (0.15)      (0.18)      (0.23)      (0.07)
Net realized and unrealized
gain (loss) on investments                                1.23        2.29       (1.24)       4.24        2.48       (2.48)
Total from investment
operations                                                1.08        2.15       (1.39)       4.06        2.25       (2.55)
Less distributions
From net realized gain                                      --       (0.21)      (2.52)      (0.23)      (1.51)      (0.56)
Net asset value,
end of period                                            $9.78      $11.72       $7.81      $11.64      $12.38       $9.27
Total return 4 (%)                                       12.48       22.44      (14.80)      53.31       20.79      (21.61) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $451        $473        $362        $478        $949        $653
Ratio of expenses to
average net assets (%)                                    2.05        2.02        2.08        2.03        2.03        2.13 6
Ratio of net investment loss
to average net assets (%)                                (1.59)      (1.30)      (1.73)      (1.87)      (1.62)      (1.47) 6
Portfolio turnover (%)                                      44          96         103         104         104 7        34

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 8  10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                      $8.96       $7.81      $11.62      $12.36
Net investment loss 3                                    (0.03)      (0.19)      (0.22)      (0.07)
Net realized and unrealized
gain (loss) on investments                               (1.12)       4.23        2.47       (2.47)
Total from investment
operations                                               (1.15)       4.04        2.25       (2.54)
Less distributions
From net realized gain                                      --       (0.23)      (1.51)      (0.56)
Net asset value,
end of period                                            $7.81      $11.62      $12.36       $9.26
Total return 4 (%)                                      (12.83) 5    53.05       20.83      (21.57) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 9        $4         $33         $29
Ratio of expenses to
average net assets (%)                                    2.12 6      2.09        2.02        2.11 6
Ratio of net investment loss
to average net assets (%)                                (1.86) 6    (1.94)      (1.62)      (1.45) 6
Portfolio turnover (%)                                     103         104         104 7        34

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-00 8   4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $13.55      $13.75
Net investment loss 3                                    (0.07)      (0.01)
Net realized and unrealized
gain (loss) on investments                                0.27       (2.77)
Total from investment
operations                                                0.20       (2.78)
Less distributions
From net realized gain                                      --       (0.56)
Net asset value,
end of period                                           $13.75      $10.41
Total return 4 (%)                                        1.48 5    (21.11) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                              $17         $72
Ratio of expenses to
average net assets (%)                                    0.86 6      0.88 6
Ratio of net investment loss
to average net assets (%)                                (0.47) 6    (0.17) 6
Portfolio turnover (%)                                     104 7        34

1 All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective 5-1-98.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Portfolio turnover rate excludes merger activity.

8 Class C shares began operations on 6-1-98. Class I shares began operations on 12-7-99.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees and Class I transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $150,719,567 collateralized by securities in the amount of $153,735,875.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $554,525 with regard to sales of Class A shares. Of this amount, $82,401 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $394,482 was paid as sales commissions to unrelated broker-dealers and $77,642 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $79,535 with regard to sales of Class C shares. Of this amount, $77,360 was paid as sales commissions to unrelated broker-dealers and $2,175 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $510,852 for Class B shares and $13,038 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses for Class A, Class B and Class C shares that are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays a transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $638,039,669 and $543,500,139, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $1,530,413,675. Gross unrealized appreciation and depreciation of investments aggregated $322,549,138 and $233,280,759, respectively, resulting in net unrealized appreciation of $89,268,379.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                      91,863,488    $1,410,281,655        22,979,067      $245,504,762
Issued in reorganization --
Note E                    26,966,047       373,954,348                --                --
Distributions
reinvested                 2,268,848        27,677,181         2,329,974        31,198,346
Repurchased              (69,169,263)   (1,057,175,885)      (15,524,149)     (165,906,577)
Net increase              51,929,120      $754,737,299         9,784,892      $110,796,531

CLASS B SHARES
Sold                      21,852,179      $308,707,360         6,376,256       $64,147,463
Issued in reorganization --
Note E                    30,814,945       388,850,706                --                --
Distributions
reinvested                 4,146,928        46,072,985         2,560,814        30,857,158
Repurchased              (21,280,384)     (289,797,788)      (15,071,981)     (142,747,684)
Net increase (decrease)   35,533,668      $453,833,263        (6,134,911)     ($47,743,063)

CLASS C SHARES
Sold                       5,004,317       $70,375,734         1,182,010       $11,729,554
Issued in reorganization --
Note E                         7,213            90,874                --                --
Distributions
reinvested                    33,026           366,480            72,447           871,538
Repurchased               (2,721,008)      (38,224,105)         (772,071)       (7,446,741)
Net increase               2,323,548       $32,608,983           482,386        $5,154,351

CLASS I SHARES 2
Sold                         812,790       $13,266,371         6,387,702       $70,689,120
Issued in reorganization --
Note E                     1,184,187        16,420,653                --                --
Distributions
reinvested                        --                --            53,021           712,596
Repurchased                 (736,412)      (11,307,149)         (770,731)       (8,031,220)
Net increase               1,260,565       $18,379,875         5,669,992       $63,370,496

NET INCREASE              91,046,901    $1,259,559,420         9,802,359      $131,578,315


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Class I shares began operations on December 7, 1999.

NOTE E
Reorganization

On December 6, 1999, the shareholders of John Hancock Special Equities Fund ("Special Equities Fund") approved a plan of reorganization between Special Equities Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the Special Equities Fund to the Fund in exchange solely for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 26,966,047 Class A shares, 30,814,945 Class B shares, 7,213 Class C shares and 1,184,187 Class I shares of the Fund for the net assets of Special Equities Fund, which amounted to $373,954,348, $388,850,706, $90,874 and $16,420,653 for Class A, Class
B, Class C and Class I shares, respectively, including $232,263,428 of unrealized appreciation, after the close of business on December 10, 1999.

NOTE F
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 2001 is set forth below.

                                        BEGINNING   ENDING
                                        SHARE       SHARE     REALIZED      DIVIDEND        ENDING
AFFILIATE                               AMOUNT      AMOUNT    GAIN (LOSS)   INCOME           VALUE
                                                                            C>
Hydril Co.
bought: 59,400 shares at $1,467,391
sold: none                              545,600     605,000           --          --   $14,338,500

Interpore International, Inc.
bought: none
sold: 603,700 shares at $9,726,394    1,100,000          --  ($5,193,001)         --            --

Nu Horizons Electronics Corp.
bought: none
sold: 760,200 shares at $13,921,716     760,200          --   (6,361,457)         --            --

Physiometrix, Inc.
bought: none
sold: 255,300 shares at $7,141,851      522,400    267,1001   (4,024,083)         --            --

ScanSource, Inc.
bought: none
sold: none                              358,800     358,800           --          --    17,276,220

Totals                                                      ($15,578,541)              $31,614,720

1 As of April 30, 2001, no longer an affiliated issuer.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

600SA  4/01
       6/01






John Hancock
Focused
Relative Value
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]


[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

For your information
page 21

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primarily
in stocks of compa
nies believed to be
undervalued. The
Fund uses a focused
investment strat
egy and will
concentrate its
investments in
20 to 35 U.S. and
foreign companies.

Over the past six months

* The Fund was launched November 1, 2000 and took advantage of buying opportunities in the downtrodden technology sector.

* The Fund increased its stake in large-cap stocks.

* The Fund began buying media stocks in anticipation of improved ad spending.

[Bar chart with heading "John Hancock Focused Relative Value Fund." Under the heading is a note that reads "Fund performance from inception November 1, 2000 to April 30, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 0.30% total return for Class A. The second bar represents the 0.00% total return for Class B. The third bar represents the 0.00% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.7%   Finisar
 6.3%   Pegasus Communications
 4.9%   Hughes Electronics
 4.6%   Agere Systems (Class A)
 4.5%   SBA Communications
 4.4%   XM Satellite Radio Holdings (Class A)
 4.0%   USA Networks
 3.7%   Electronics for Imaging
 3.7%   Parametric Technology
 3.6%   i-STAT

As a percentage of net assets on April 30, 2001.



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
R. SCOTT MAYO, CFA, PORTFOLIO MANAGER

John Hancock
Focused Relative
Value Fund

MANAGERS'
REPORT

Stock prices continued to head south, leaving the Standard & Poor's 500 Index with a -12.06% return for the six months ended April 30, 2001.
The economy remained weak, despite interest-rate cuts that totaled two percentage points during the first four months of 2001. Companies across all sectors reduced earnings expectations, as business conditions deteriorated and the economic outlook remained uncertain. In this environment, investors shifted back to focusing on valuation (stock prices relative to earnings and other measures). The most defensive sectors, including energy, utilities, financials and health care, posted the strongest returns. More growth-oriented sectors like technology and telecommunications continued to tumble.

"Companies across all
 sectors reduced earnings
 expectations..."

FUND REVIEW

John Hancock Focused Relative Value Fund opened to investors on November 1, 2000, with the objective of seeking long-term capital appreciation through a focused investment strategy that concentrates the portfolio on 20 to 35 U.S. and foreign companies. The Fund invests in companies of any size and can place more than 5% of its assets in a single stock. This concentrated approach gives the Fund greater upside potential than a more diversified fund, but also more downside risk. To select stocks for the portfolio, we use a relative-value strategy that focuses on buying shares of great businesses when they are selling at a substantial discount to their intrinsic value, historic valuation or competitors' valuations. We also look for catalysts -- such as new management, a restructuring, or new product -- with the potential to boost earnings and unlock a stock's full potential.

PERFORMANCE SCORECARD

The Fund held steady in the recent market decline. From inception November 1, 2000 through April 30, 2001, the Fund's Class A, Class B, and Class C shares returned 0.30%, 0.00%, and 0.00%, respectively, at net asset value. By comparison, the average multi-cap value fund returned 0.10% for the same period, according to Lipper, Inc. 1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

[A photo of Team leader Timothy Quinlisk flush right next to first paragraph.]

STOCK SELECTION PROCESS

For the first time in over two years, we found real value in typical growth sectors like technology and telecommunications. We bought Microsoft when its stock price became very attractive near year end amid growing concerns that demand for personal computers was weakening. The catalyst was the corporate upgrade in desktop computers that was expected later this year. Microsoft met earnings forecasts this spring, causing the stock to soar and us to take profits. Another name that typifies our strategy was Agere Systems, which was spun off from Lucent Technologies during the period. Agere is the world's largest supplier of communications semiconductors, serving attractive growth markets in the wireless, broadband and optical areas. We bought the stock when it went public at a substantial discount to its peers. The stock price has since risen as more and more investors have discovered its value.

"For the first time in over
 two years, we found real
 value in typical growth
 sectors like technology..."

[Table at top left-hand side of page entitled "Top sectors." The first listing is Telecommunications 26%, the second is Media 21%, the third Computers 17%, the fourth Electronics 12%, and the fifth Medical 11%.]

WINNERS AND LOSERS

Some of our best performers were in technology and telecommunications, which together represented over 50% of the Fund's assets. We bought Finisar, which makes optical components that enhance data transmission speeds, after its stock price fell amid softening end-market demand. The stock rebounded in April when investors began anticipating that we were near the bottom of the economic cycle. Other top performers included companies that successfully grew their businesses in the midst of the economic slowdown. Among them were Electronics for Imaging, which makes software to enhance the speed of copiers and printers; SBA Communications, a wireless tower company; and Nova, a transaction processor that targets small to midsize companies. Offsetting these gains were major disappointments like Lucent Technologies, a leader in optical networking; Motient, which operates a paging network and other satellite ventures; and Net2000 Communications, a competitive local exchange carrier. We held on, believing each has the business strength to overcome near-term financial problems.

DECLINES IN CONSUMER STAPLES

Our sizable stake in consumer staples, largely media and satellite companies, also hurt performance. Hughes Electronics and Pegasus Communications, both of which provide direct television satellite services, tumbled in the general market decline. We believe the great distribution platforms these companies have in rural markets will eventually move the stocks back into favor. The economic slowdown also hurt media companies as corporations cut back on their advertising spending. We took advantage of the downturn and began building our stake in companies like Radio One, a leading radio broadcaster that should snap back when the economy improves.

"Our sizable stake in
 consumer staples, largely
 media and satellite
 companies, also hurt
 performance."

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hain Celestial followed by a down arrow with the phrase "Integration problems and slowing health food sales." The second listing is Alpharma followed by a down arrow with the phrase "Weakening demand for animal health products." The third listing is Covance followed by an up arrow with the phrase "Restructuring; increased drug company spending."]

OPPORTUNISTIC OUTLOOK

The economy continues to show signs of weakness, which will most likely linger until recent interest-rate cuts take effect. Fortunately, there are signs that the stock market could be at or near a bottom. Even if it is, we expect continued volatility. Our strategy will be to take advantage of the buying opportunities that volatility creates. By the end of April, we were finding some of the best opportunities in the large-cap sector, where many quality stocks had been knocked down because of economic uncertainty rather than company-specific problems. We increased our stake in large-cap companies to 40% of the Fund's assets, keeping about 20% in mid caps and the balance in small caps. While we're optimistic about stock returns from here, we believe it's important to temper expectations and remain patient.

"Our strategy will be to
 take advantage of the
 buying opportunities that
 volatility creates."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Standard & Poor's
500 Index, an unman
aged index that
includes 500 widely
traded common
stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                11-1-00      11-1-00      11-1-00           --

Average annual returns with maximum sales charge (POP)
Since inception 1              -4.75%       -5.00%      -1.98%            --

Cumulative total returns with maximum sales charge (POP)
Since inception                -4.75%       -5.00%      -1.98%            --

1 Not annualized.

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Relative Value Fund, before sales charge, and is equal to $10,030 as of April 30, 2001. The second line represents the value of the same hypothetical investment made in the John Hancock Focused Relative Value Fund, after sales charge, and is equal to $9,525 as of April 30, 2001. The third line represents the Index and is equal to $8,794 as of April 30, 2001.

                                    Class B      Class C
Inception date                      11-1-00      11-1-00
Without sales charge                $10,000      $10,000
With maximum sales charge            $9,500       $9,801
Index                                $8,794       $8,794

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


   SHARES     ISSUER                                                         VALUE
COMMON STOCKS 100.76%                                                  $19,188,702
(Cost $19,655,307)

Computers 17.28%                                                        $3,291,625
   30,000     Ansoft Corp.*                                                279,000
   27,500     Aspen Technology, Inc.*                                      579,150
   17,000     Bell & Howell Co.*                                           442,000
   18,500     Computer Associates International, Inc.                      595,515
   25,200     Electronics for Imaging, Inc.*                               700,560
   61,000     Parametric Technology Corp.*                                 695,400

Electronics 12.29%                                                       2,340,305
  124,430     Agere Systems, Inc. (Class A)*                               871,010
   22,250     Alpha Industries, Inc.*                                      546,682
   28,150     Conexant Systems, Inc.*                                      302,613
  155,000     Viasystems Group, Inc.*                                      620,000

Fiber Optics 7.83%                                                       1,490,450
   10,000     Corning, Inc.                                                219,700
   85,000     Finisar Corp.*                                             1,270,750

Food 5.70%                                                               1,085,500
  100,000     Galaxy Nutritional Foods, Inc.*                              460,000
   25,000     Hain Celestial Group, Inc.*                                  625,500

Media 21.03%                                                             4,004,312
   77,000     Cumulus Media, Inc. (Class A)*                               638,330
   50,150     Pegasus Communications Corp.*                              1,194,072
   16,000     Radio One, Inc. (Class D)*                                   276,800
   30,000     USA Networks, Inc.*                                          751,500
    6,000     Viacom, Inc. (Class B)*                                      312,360
   95,000     XM Satellite Radio Holdings, Inc. (Class A)*                 831,250

Medical 10.52%                                                           2,003,750
    9,000     Abbott Laboratories                                          417,420
   15,000     Acacia Research Corp.*                                       170,400
   18,000     Alpharma, Inc. (Class A)                                     407,160
   20,000     Covance, Inc.*                                               329,000
   39,000     i-STAT Corp.*                                                679,770

Telecommunications - Equipment 4.88%                                       929,450
   40,000     Cisco Systems, Inc.*                                         679,200
   25,000     Lucent Technologies, Inc.                                    250,250

Telecommunications - Service 20.87%                                      3,974,460
   47,600     CTC Communications Group, Inc.*                              278,460
   44,000     Hughes Electronics                                           935,000
  360,000     Motient Corp.*                                               385,200
  125,000     Net2000 Communications, Inc.*                                253,750
   32,000     Nextel Communications, Inc. (Class A)*                       520,000
   25,000     SBA Communications Corp.*                                    852,250
   20,000     Sprint Corp.                                                 427,600
   20,000     TeleCorp PCS, Inc. (Class A)*                                322,200

Utilities 0.36%                                                             68,850
    2,295     Reliant Resources, Inc.*                                      68,850



                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 27.13%                                                                              $5,167,035
(Cost $5,167,035)

Joint Repurchase Agreement 0.98%                                                                             $186,000
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. - Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 5.25% thru 8.75%,
due 08-15-20 thru 02-15-29)                                                      4.51%           $186         186,000

                                                                                               SHARES

Cash Equivalents 26.15%                                                                                     4,981,035
Navigator Securities Lending Prime Portfolio**                                              4,981,035       4,981,035

TOTAL INVESTMENTS 127.89%                                                                                 $24,355,737

OTHER ASSETS AND LIABILITIES, NET (27.89%)                                                                ($5,311,567)

TOTAL NET ASSETS 100.00%                                                                                  $19,044,170


 * Non-income-producing security.

** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $24,822,342)                           $24,355,737
Receivable for shares sold                                             73,787
Dividends and interest receivable                                       2,413
Receivable from affiliates                                                355

Total assets                                                       24,432,292

LIABILITIES
Due to custodian                                                       15,217
Payable for investments purchased                                     342,138
Payable for securities on loan                                      4,981,035
Other payables and accrued expenses                                    49,732

Total liabilities                                                   5,388,122

NET ASSETS
Capital paid-in                                                    19,062,184
Accumulated net realized gain on investments                          522,149
Net unrealized depreciation of investments                           (466,605)
Accumulated net investment loss                                       (73,558)

Net assets                                                        $19,044,170

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($7,422,147 [DIV] 739,956 shares)                              $10.03
Class B ($8,497,838 [DIV] 849,860 shares)                              $10.00
Class C ($3,124,185 [DIV] 312,466 shares)                              $10.00

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.03 [DIV] 95%)                                           $10.56
Class C ($10.00 [DIV] 99%)                                             $10.10

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                             $17,647
Interest                                                                8,160
Securities lending income                                               4,942

Total investment income                                                30,749

EXPENSES
Investment management fee                                              46,626
Class A distribution and service fee                                    7,016
Class B distribution and service fee                                   21,758
Class C distribution and service fee                                    9,708
Registration and filing fees                                           44,961
Transfer agent fee                                                     17,888
Custodian fee                                                          15,238
Auditing fee                                                            4,945
Printing                                                                2,325
Accounting and legal services fee                                       1,073
Legal fees                                                                140
Miscellaneous                                                             138
Trustees' fees                                                            132

Total expenses                                                        171,948
Less expense reductions                                               (67,641)

Net expenses                                                          104,307

Net investment loss                                                   (73,558)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      522,149
Change in unrealized depreciation
on investments                                                       (466,605)

Net realized and unrealized gain                                       55,544

Decrease in net assets from operations                               ($18,014)

1 Semiannual period since inception from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the inception of
the Fund. The
difference reflects
earnings less
expenses, any
investment gains
and losses,
distributions paid
to shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                                     PERIOD
                                                                      ENDED
                                                                    4-30-01 1,2

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                                ($73,558)

Net realized gain                                                   522,149
Change in net unrealized depreciation                              (466,605)

Decrease in net assets resulting from operations                    (18,014)

From fund share transactions                                     19,062,184

NET ASSETS

End of period 3                                                 $19,044,170

1 The Fund began operations on 11-1-00.

2 Semiannual period from 11-01-00 through 4-30-01. Unaudited.

3 Includes accumulated net investment loss of $73,558.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the inception of the Fund.

PERIOD ENDED                                                          4-30-01 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $10.00
Net investment loss 3                                                   (0.04)
Net realized and unrealized gain on investments                          0.07
Total from investment operations                                         0.03
Net asset value, end of period                                         $10.03
Total return 4 (%)                                                       0.30 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                    $7
Ratio of expenses to average net assets (%)                              1.50 7
Ratio of adjusted expenses to average net assets 8 (%)                   1.80 7
Ratio of net investment loss to average net assets (%)                  (0.92)7
Portfolio turnover (%)                                                     70

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS


CLASS B SHARES

PERIOD ENDED                                                           4-30-01 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                    $10.00
Net investment loss 3                                                    (0.08)
Net realized and unrealized gain on investments                           0.08
Total from investment operations                                            --
Net asset value, end of period                                          $10.00
Total return 4 (%)                                                        0.00 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                     $8
Ratio of expenses to average net assets (%)                               2.20 7
Ratio of adjusted expenses to average net assets 8 (%)                    2.50 7
Ratio of net investment loss to average net assets (%)                   (1.67)7
Portfolio turnover (%)                                                      70

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                                           4-30-01 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                    $10.00
Net investment loss 3                                                    (0.08)
Net realized and unrealized gain on investments                           0.08
Total from investment operations                                            --
Net asset value, end of period                                          $10.00
Total return 4 (%)                                                        0.00 5,6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                     $3
Ratio of expenses to average net assets (%)                               2.20 7
Ratio of adjusted expenses to average net assets 8 (%)                    2.50 7
Ratio of net investment loss to average net assets (%)                   (1.61)7
Portfolio turnover (%)                                                      70



1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 The total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Focused Relative Value Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation by investing in stocks of companies believed to be undervalued.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $4,336,666 collateralized by cash in the amount of $4,981,035. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income-tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.85% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Fund's expenses amounted to $67,641 for the period ended April 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $109,958 with regard to sales of Class A shares. Of this amount, $41,792 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $63,927 was paid as sales commissions to unrelated broker-dealers and $4,239 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $26,806 with regard to sales of Class C shares. Of this amount, $26,224 was paid as sales commissions to unrelated broker-dealers and $582 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $3,405 for Class B shares and $1,323 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $26,736,280 and $7,671,972, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $24,822,342. Gross unrealized appreciation and depreciation of investments aggregated $1,977,103 and $2,443,708, respectively, resulting in net unrealized depreciation of $466,605.


NOTE D
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                                                      PERIOD ENDED 4-30-01 1,2
                                                                  SHARES            AMOUNT
CLASS A SHARES
Sold                                                             963,353        $9,612,079
Repurchased                                                     (223,397)       (2,231,453)
Net increase                                                     739,956        $7,380,626

CLASS B SHARES
Sold                                                           1,003,342        $9,968,448
Repurchased                                                     (153,482)       (1,460,599)
Net increase                                                     849,860        $8,507,849

CLASS C SHARES
Sold                                                             341,448        $3,459,343
Repurchased                                                      (28,982)         (285,634)
Net increase                                                     312,466        $3,173,709

NET INCREASE                                                   1,902,282       $19,062,184


1 Class A, Class B and Class C shares began operations on 11-1-00.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

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                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

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                                     Charlestown, MA 02129

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A tag line below reads "JOHN HANCOCK FUNDS."]

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www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Focused Relative Value Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

610SA  4/01
       6/01






John Hancock
Technology
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term
growth of
capital by
investing
primarily in
stocks of U.S.
and foreign
technology
companies.

Over the last six months

* Tech stocks suffered a steep decline as the economy slowed, but an April rebound fuels optimism.

* Despite disappointing returns, the Fund performed in line with its peers.

* Forecast calls for accelerated economic growth and better conditions for tech stocks.

[Bar chart with heading "John Hancock Technology Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 10% with -50% at the bottom and 10% at the top. The first bar represents the -40.93% total return for Class A. The second bar represents the -41.18% total return for Class B. The third bar represents the -41.18% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested. *Since inception March 1, 2001."]

Top 10 holdings

 5.2%   AOL Time Warner
 4.8%   Micron Technology
 3.5%   Mercury Interactive
 3.0%   EMC
 2.9%   Solectron
 2.7%   CIENA
 2.7%   BEA Systems
 2.7%   KLA-Tencor
 2.7%   Integrated Device Technology
 2.6%   Nokia

As a percentage of net assets on April 30, 2001.



BY BARRY J. GORDON, MARC H. KLEE, CFA, AND ALAN J. LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

John Hancock
Technology Fund

MANAGERS'
REPORT

Technology stocks declined sharply from November through March, although an unprecedented April rally helped erase some of those losses. Last fall and winter, technology stocks suffered steep losses as economic growth slowed to a near crawl, leading corporations to dramatically curtail their technology spending. Consequently, tech companies were forced to lower earnings and revenue expectations. The decline was particularly severe in the first quarter of 2001, with the technology-dominated Nasdaq Composite Index shedding more than 25%.

In early April, however, the tide began to turn in favor of technology stocks, and the Nasdaq gained 15% in the month. Shrugging off signs that the economy remained weak, investors became increasingly optimistic that the worst of the economic and stock price deterioration was behind them. That renewed enthusiasm was due in no small part to economically stimulative moves by the Federal Reserve, which cut interest rates four times totaling two full percentage points in the first four months of the year.

"...the market's long-
 standing ability to
 predict the direction of
 the economy was the
 real reason for the tech
 sell-off."

THE SELL-OFF IN PERSPECTIVE

The technology sector has been on a wild roller coaster ride since October 1998. From that point through March 2000, tech stocks went from being very inexpensive -- relative to other stocks -- to being priced at very high valuations. But contrary to popular belief, valuation in and of itself is rarely the cause of a change in direction for the markets. We believe this past year's sell-off was no exception and that the market's long-standing ability to predict the direction of the economy was the real reason for the tech sell-off. In hindsight, it appears that the market got it right beginning in March 2000, anticipating that the economy would slow within the next six to nine months. By the fourth quarter of last year, Gross Domestic Product had fallen to a paltry 1.0% annual growth rate, compared to the quarter a year earlier when the economy was growing at a sizzling 8.3% annual rate. With expectations for slower growth, the market began selling off in March 2000 -- seven to eight months before growth actually trailed off.

[A photo of Team Leaders Barry Gordon, Marc Klee and Alan Loewenstein flush right next to first paragraph.]

FUND PERFORMANCE

For the six-month period ended April 30, 2001, John Hancock Technology Fund's Class A, Class B and Class C shares posted total returns of -40.93%, -41.18% and -41.18%, respectively, at net asset value, compared with the -43.18% return of the average science and technology fund, according to Lipper, Inc. 1 Class I shares returned 0.29% from inception on March 1, 2001 through April 30, 2001. Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"With the exception of a
 handful of stocks, most
 tech stocks ended the
 period with sizable
 losses."

UNIVERSAL SELL-OFF

With the exception of a handful of stocks, most tech stocks ended the period with sizable losses. Among the few holdings that posted gains were semiconductor and related companies KLA-Tencor, ASM Lithography, Micron Technology and MKS Instruments. They bounced back this spring when global investors started to adjust their portfolios toward cyclical and growth-oriented stocks. Investors also reasoned that semiconductor stocks might be the first to take off in a rally, just as they were the first to go down in the sell-off. Some Internet-related stocks staged a bit of a comeback, with AOL Time Warner advancing after the merger between the leading Internet service provider and the media giant was approved. Amazon.com, a new Fund purchase in March and the world's largest online retailer, also posted strong returns thanks to smaller-than-expected losses and the company's prediction that it will pull into the black by year's end.

[Table at top left-hand side of page entitled "Top five industrial classifications." The first listing is Electronics-semiconductor components 25%, the second is Computer-software 17%, the third Computer-services 8%, the fourth Electronics-other 8%, and the fifth Telecom-equipment 7%.

[Pie chart at middle of page with heading "Types of investments in the Fund As of April 30, 2001." The chart is divided into five sections
(from top to left): Domestic common stocks 84%, Foreign common stocks
4%, ADRs 4%, Preferred stocks 2% and Short-term investments & other 6%. ]

On the flip side were the vast majority of tech stocks. Among the biggest detractors from the Fund's performance were storage companies EMC and Network Appliance. Last year, businesses had to pay top dollar to warehouse the reams of data they generated. Even as the rest of the tech sector suffered a slowdown, storage companies seemed immune. But the sinking reality of the economy's slowdown began to take its toll and competition among storage vendors ratcheted up. Another major detractor was Cisco Systems, the leading supplier of data networking products to business. Its stock held up relatively well during most of 2000, but got hit hard in the first quarter of 2001 as the company's growth rates dropped from 50% or 60% per year to showing year over year declines. Computer software and service stocks also were hard hit. Although many software projects remain under way, a growing number of corporations have re-evaluated their spending at this time because of economic conditions. Internet infrastructure software companies i2 Technologies, BEA Systems and Mercury Interactive all saw their stock prices at least halved during the period. Despite these disappointing results, we continue to believe that these stocks offer well-above-average growth prospects.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Micron Technology followed by an up arrow with the phrase "Strong demand for commodity DRAM chips." The second listing is Corning followed by a down arrow with the phrase "Customers rein in spending." The third listing is Cisco followed by a down arrow with the phrase "Growth rates cut in half."]

"...technology stocks as
 a whole are reasonably
 valued, with excellent
 growth prospects ahead."

The stock prices of communications equipment companies, including Corning and JDS Uniphase, also posted sharp declines as many of their customers -- the telecommunications carriers -- faced funding problems. Without the necessary capital, the carriers were forced to curtail spending to build out their networks. Furthermore, the communications equipment industry's inability to anticipate demand caused large inventory buildups that need to be worked down.

OUTLOOK

We're reasonably optimistic about the prospects for technology stocks. Despite the April rally, technology stocks as a whole are reasonably valued, with excellent growth prospects ahead. We believe this is an attractive time to buy technology stocks, which historically do well in a declining interest-rate environment. Finally, we believe the potential for better economic growth later this year should spur technology spending and provide a boost for the group.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index that
includes 500 widely
traded common
stocks.

It is not possible to
invest in an index.

                   Class A      Class B      Class C      Class I 1       Index
Inception Date     1-13-83       1-3-94       3-1-99       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year            -54.65%      -54.96%      -53.57%          --       -12.97%
Five years           12.91%       13.02%          --           --        15.56%
Ten years            17.22%          --           --           --        15.24%
Since inception         --        17.43%        3.50%        0.29% 2        --

Cumulative total returns with maximum sales charge (POP)
Six months          -43.87%      -44.06%      -42.32%          --       -12.06%
One year            -54.65%      -54.96%      -53.57%          --       -12.97%
Five years           83.48%       84.44%          --           --       106.09%
Ten years           389.60%          --           --           --       313.13%
Since inception         --       224.16%        7.74%        0.29%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain institutional investors.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund, before sales charge, and is equal to $51,537 as of April 30, 2001. The second line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $48,960 as of April 30, 2001. The third line represents the Index and is equal to $41,313 as of April 30, 2001.

                                    Class B 1    Class C 1    Class I 2
Inception date                       1-3-94       3-1-99       3-1-01
Without sales charge                $32,416      $10,883     $250,719
With maximum sales charge                --      $10,774           --
Index                               $30,704      $10,354     $252,354

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, and a $250,000 investment in Class I shares, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain institutional investors.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into five main categories: common stocks, preferred stocks, warrants and rights, bonds and short-term investments. The stocks and bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 92.26%                                                                                   $1,218,988,940
(Cost $1,520,636,508)

Aerospace / Aircraft Equipment 0.74%                                                                       $9,760,000
     125,000   United Technologies Corp.                                                                    9,760,000

Banks     0.08%                                                                                               999,939
      14,369   First Internet Bank of Indiana (r)                                                             999,939

Computer -- Graphics 1.49%                                                                                 19,665,000
     950,000   Cadence Design Systems, Inc.*                                                               19,665,000

Computer -- Integrated Systems 0.62%                                                                        8,206,240
     431,000   Redback Networks, Inc.*                                                                      8,206,240

Computer -- Internet Services 6.62%                                                                        87,460,848
     600,000   Amazon.com, Inc.*                                                                            9,468,000
     368,000   Art Technology Group, Inc.*                                                                  3,363,520
     400,000   DoubleClick, Inc.*                                                                           4,936,000
   1,020,000   Exodus Communications, Inc.*                                                                 9,792,000
   1,100,000   InfoSpace, Inc.*                                                                             4,840,000
     238,600   Inktomi Corp*                                                                                1,748,938
     571,200   Loudcloud, Inc.*                                                                             3,370,080
     200,000   Openwave Systems, Inc.*                                                                      6,922,000
     400,000   Portal Software, Inc.*                                                                       3,520,000
     500,000   RealNetworks, Inc.*                                                                          4,600,000
     201,850   ScreamingMedia, Inc.*                                                                          252,312
     535,270   ScreamingMedia, Inc. (r)                                                                       669,088
     375,000   SeeBeyond Technology Corp.*                                                                  5,568,750
     269,400   TIBCO Software, Inc.*                                                                        3,071,160
     300,000   VeriSign, Inc.*                                                                             15,384,000
     400,000   VerticalNet, Inc.*                                                                             772,000
     700,000   Viant Corp.*                                                                                 1,813,000
   1,100,000   Vignette Corp.*                                                                              7,370,000

Computer -- Local Networks 4.34%                                                                           57,444,831
   1,100,000   Cisco Systems, Inc.*                                                                        18,678,000
     440,000   Emulex Corp.*                                                                               15,800,400
     460,121   JNI Corp.*                                                                                   4,720,841
     800,000   Lucent Technologies, Inc.                                                                    8,008,000
     450,000   Network Appliance, Inc.*                                                                    10,237,590

Computer -- Memory Devices 6.60%                                                                           87,174,348
   1,000,000   EMC Corp.*                                                                                  39,600,000
     450,031   VERITAS Software Corp.*                                                                     26,826,348
   3,900,000   Western Digital Corp.*                                                                      20,748,000

Computer -- Micro / Macro 3.52%                                                                            46,500,000
     700,000   Compaq Computer Corp.                                                                       12,250,000
   1,000,000   Dell Computer Corp.*                                                                        26,240,000
   1,000,000   Palm, Inc.*, #                                                                               8,010,000

Computer -- Services 0.91%                                                                                 12,040,000
   1,000,000   Unisys Corp.*                                                                               12,040,000

Computer -- Software 17.17%                                                                               226,839,931
     870,000   BEA Systems, Inc.*                                                                          35,539,500
   1,000,000   Citrix Systems, Inc.*                                                                       28,400,000
   1,000,000   Commercialware, Inc. (r)                                                                     1,000,000
   1,000,000   Diversinet Corp.* (Canada)                                                                   2,700,000
     700,000   i2 Technologies, Inc.*                                                                      12,187,000
     700,000   Mercury Interactive Corp.*                                                                  46,305,000
     790,600   Networks Associates, Inc.*                                                                   8,720,318
   1,000,000   Oracle Corp.*                                                                               16,160,000
   1,600,000   Parametric Technology Corp.*                                                                18,240,000
   1,000,000   Rational Software Corp.*                                                                    24,210,000
     300,000   Siebel Systems, Inc.*                                                                       13,674,000
     400,000   SmartForce Plc,* American Depositary Receipt (ADR) (Ireland)                                14,396,000
       2,458   SuSE Linux AG (Netherlands) (r)                                                              1,153,113
     277,000   Verisity Ltd.*                                                                               4,155,000

Electronics -- Components Misc. 6.11%                                                                      80,770,000
     500,000   Flextronics International Ltd.* (Singapore)                                                 13,445,000
   1,000,000   Sanmina Corp.*                                                                              29,150,000
   1,500,000   Solectron Corp.*                                                                            38,175,000

Electronics -- Products Misc. 1.36%                                                                        18,009,401
   1,207,874   Aeroflex, Inc.*                                                                             18,009,401

Electronics -- Semiconductor Components 24.57%                                                            324,609,578
     800,000   Amkor Technology, Inc.*                                                                     17,400,000
     510,000   Analog Devices, Inc.*                                                                       24,128,100
     520,000   Applied Materials, Inc.*                                                                    28,392,000
     200,000   Applied Micro Circuits Corp.*, #                                                             5,204,000
     900,000   ASM Lithography Holding N.V.* (Netherlands)                                                 24,363,000
   2,200,000   Atmel Corp.*                                                                                30,558,000
   1,250,000   Cypress Semiconductor Corp.*                                                                28,250,000
     900,000   Integrated Device Technology, Inc.*                                                         35,253,000
     400,000   Intel Corp.                                                                                 12,364,000
     645,000   KLA-Tencor Corp.*                                                                           35,449,200
   1,400,000   Micron Technology, Inc.#                                                                    63,532,000
     440,967   MKS Instruments, Inc.*                                                                      11,116,778
     450,000   PRI Automation, Inc.*                                                                        8,599,500

Fiber Optics 5.72%                                                                                         75,559,524
     650,400   CIENA Corp.*                                                                                35,811,024
     900,000   Corning, Inc.                                                                               19,773,000
   1,050,000   Finisar Corp.*                                                                              15,697,500
     200,000   JDS Uniphase Corp.*                                                                          4,278,000

Media -- Cable TV 5.16%                                                                                    68,175,000
   1,350,000   AOL Time Warner, Inc.*                                                                      68,175,000

Medical -- Devices 0.00%                                                                                           50
     491,800   SerOptix* (r)                                                                                       50

Telecom -- Equipment 5.74%                                                                                 75,878,000
   1,000,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)                                       6,430,000
     300,000   Globecomm Systems Inc.*                                                                      1,980,000
     160,000   Newpoint Technologies, Inc.* (r)                                                               480,000
   1,000,000   Nokia Corp. (ADR) (Finland)                                                                 34,190,000
     550,000   QUALCOMM, Inc.*                                                                             31,548,000
     500,000   Tut Systems, Inc.*                                                                           1,250,000

Telecom -- Services 1.51%                                                                                  19,896,250
   1,000,000   Global Crossing Ltd.* (Bermuda)                                                             12,530,000
     500,000   Global Light Telecommunications, Inc.* (Canada)                                              1,550,000
     900,000   Metromedia Fiber Network, Inc. (Class A)*                                                    4,581,000
     675,000   Primus Telecommunications Group, Inc. *                                                      1,235,250

PREFERRED STOCKS 1.65%                                                                                    $21,806,141
(Cost $20,566,254)

Computer -- Services 0.50%                                                                                  6,662,990
     294,118   Gomez Advisors, Inc., Ser C, Conv* (r)                                                       1,500,000
      64,337   Gomez Advisors, Inc., Ser D, Conv* (r)                                                         328,119
      68,528   Gomez Advisors, Inc., Ser E, Conv* (r)                                                         349,493
   2,178,361   Micro-ASI, Inc., Ser A* (r)                                                                  3,485,378
     500,000   Micro-ASI, Inc., Ser B* (r)                                                                  1,000,000

Computer -- Software 0.36%                                                                                  4,832,868
     681,817   BuildNet, Inc., Ser C, Conv* (r)                                                             3,000,000
     135,768   Verisity Ltd.* (Israel) (r)                                                                  1,832,868

Electronics 0.23%                                                                                           3,000,004
     431,035   Silicon Genesis Corp., Ser C, Conv* (r)                                                      3,000,004

Electronics -- Semiconductor Components 0.23%                                                               3,000,001
     657,895   Silicon Motion, Inc., Ser E* (r)                                                             3,000,001

Medical -- Devices 0.09%                                                                                    1,166,667
     500,000   SerOptix, Ser A* (r)                                                                           500,000
     500,000   SerOptix, Ser B, Conv* (r)                                                                     666,667

Telecom -- Cellular 0.12%                                                                                   1,508,611
   1,000,000   Transcept, Inc., Ser C, Conv* (r)                                                              500,000
   2,017,222   Transcept, Inc., Ser D, Conv* (r)                                                            1,008,611

Telecom -- Services 0.12%                                                                                   1,635,000
     100,000   Convergent Networks, Inc., Ser D, Conv* (r)                                                  1,635,000

WARRANTS AND RIGHTS 0.00%                                                                                          $0
(Cost $0)
   2,000,000   Transcept, Inc., Warrant                                                                             0
     950,000   Seagate Technology, Inc.                                                                             0




                                                           INTEREST       CREDIT         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                         RATE           RATING**       (000s OMITTED)

BONDS     0.11%                                                                                            $1,473,300
(Cost $1,560,486)

Computer -- Services 0.08%                                                                                  1,000,000
Candescent Technologies Corp.,
Conv Sr Sub Deb 05-01-03 (R)                               7.00%          CCC            $1,250             1,000,000

Transport -- Air Freight 0.03%                                                                                473,300
Piedmont Aviation, Inc., Equip Tr Cert 1988
  Ser F 03-28-09                                          10.35           B+                500               473,000


                                                                          INTEREST
                                                                          RATE
SHORT-TERM INVESTMENTS 6.13%                                                                              $80,991,000
(Cost $80,991,000)

Joint Repurchase Agreement 6.13%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-01,
due 05-01-01 (Secured by U.S. Treasury Bonds, 6.125%
thru 8.125%, due 08-15-19 thru 08-15-29)                                  4.51%          80,991            80,991,000

TOTAL INVESTMENTS 100.15%                                                                              $1,323,259,381

OTHER ASSETS AND LIABILITIES, NET (0.15%)                                                                 ($2,027,543)

TOTAL NET ASSETS 100.00%                                                                               $1,321,231,838


See notes to
financial statements.

  * Non-income-producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

  # All or a portion of the security is pledged as collateral for call options written.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:




                                                                                          VALUE AS A
                                                                         PERCENTAGE            VALUE
                                        ACQUISITION     ACQUISITION      OF FUND'S             AS OF
ISSUER, DESCRIPTION                     DATE            COST             NET ASSETS    APRIL 30,2001
BuildNet, Inc. --
Preferred Stock                          10-25-99       $3,000,000            0.23%       $3,000,000
Commercialware, Inc. --
Common Stock                             08-06-99        1,000,000            0.08         1,000,000
Convergent Networks, Inc. --
Preferred Stock                          09-22-00        1,635,000            0.12         1,635,000
First Internet Bank of Indiana --
Common Stock                             02-07-00          999,939            0.08           999,939
Gomez Advisors, Inc. --
Preferred Stock                          11-01-99        1,500,000            0.11         1,500,000
Preferred Stock                          10-19-00          328,119            0.02           328,119
Preferred Stock                          02-23-01          349,493            0.02           349,493
Micro-ASI, Inc. --
Preferred Stock                          04-11-00        2,178,361            0.26         3,485,378
Preferred Stock                          12-21-00        1,000,000            0.08         1,000,000
Newpoint Technologies, Inc. --
Common Stock                             03-24-98          480,000            0.03           480,000
ScreamingMedia, Inc. --
Common Stock                             08-03-00        2,414,523            0.05           669,088
Silicon Genesis Corp. --
Preferred Stock                          09-05-00        3,000,004            0.23         3,000,004
Silicon Motion, Inc. --
Preferred Stock                          11-14-00        3,000,001            0.23         3,000,001
SerOptix --
Common Stock                             01-12-98               50            0.00                50
Preferred Stock                          01-12-98          500,000            0.04           500,000
Preferred Stock                          04-05-00          666,667            0.05           666,667
SuSE Linux AG --
Common Stock                             07-06-00        1,238,724            0.09         1,153,113
Transcept, Inc. --
Preferred Stock                          12-09-99        1,400,000            0.04           500,000
Preferred Stock                          04-30-01        1,008,611            0.08         1,008,611
Verisity Ltd. --
Preferred Stock                          03-01-99          999,999            0.14         1,832,868
Total                                                                         1.98%      $26,108,331



(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,000,000 or 0.08% of net assets as of April 30, 2001.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

For the period ending
April 30, 2001
(unaudited).

This table shows
the percentages
of the Fund's
investments
aggregated by
various countries.

                                      VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                       OF NET ASSETS
Bermuda                                               0.95%
Canada                                                0.32
Finland                                               2.59
Ireland                                               1.09
Israel                                                0.14
Netherlands                                           1.93
Singapore                                             1.02
Sweden                                                0.49
United States
Long-term                                            85.49
Short-term                                            6.13

Total investments                                   100.15%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,623,754,248)                     $1,323,259,381
Cash                                                                      384
Receivable for shares sold                                          1,283,090
Dividends and interest receivable                                      80,892
Other assets                                                           82,475

Total assets                                                    1,324,706,222

LIABILITIES
Payable for investments purchased                                   2,189,926
Payable for shares repurchased                                        644,214
Payable for call options written (premiums received $3,555,506)        75,100
Payable to affiliates                                                 432,793
Other payables and accrued expenses                                   132,351

Total liabilities                                                   3,474,384

NET ASSETS
Capital paid-in                                                 1,918,512,571
Accumulated realized loss on
investments and written options                                  (291,418,643)
Net unrealized depreciation of
investments and written options                                  (297,014,461)
Accumulated net investment loss                                    (8,847,629)

Net assets                                                     $1,321,231,838

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($572,099,032 [DIV] 82,224,245 shares)                          $6.96
Class B ($684,373,157 [DIV] 104,726,140 shares)                         $6.53
Class C ($62,930,120 [DIV] 9,631,227 shares)                            $6.53
Class I ($1,829,529 [DIV] 262,599 shares)                               $6.97

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.96 [DIV] 95%)                                             $7.33
Class C ($6.53 [DIV] 99%)                                               $6.60

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest                                                           $3,666,784
Securities lending income                                           1,247,835
Dividends (net of foreign withholding taxes of $48,054)               665,292

Total investment income                                             5,579,911

EXPENSES
Investment management fee                                           5,914,819
Class A distribution and service fee                                1,018,587
Class B distribution and service fee                                4,204,829
Class C distribution and service fee                                  367,346
Transfer agent fee                                                  2,419,271
Custodian fee                                                         127,196
Registration and filing fees                                          104,348
Miscellaneous                                                          87,379
Printing                                                               48,813
Administrative fee                                                     47,775
Trustees' fees                                                         36,650
Auditing fee                                                           20,543
Legal fees                                                              4,089

Total expenses                                                     14,401,645

Net investment loss                                                (8,821,734)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                      (293,951,444)
Foreign currency transactions                                          (1,611)
Written options                                                     3,405,911
Change in net unrealized appreciation (depreciation) on
Investments                                                      (671,533,728)
Written options                                                     3,480,406

Net realized and unrealized loss                                 (958,600,466)

Decrease in net assets from operations                          ($967,422,200)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the pre
vious period. The
difference reflects
earnings less
expenses, any
investment gains
and losses, distri
butions paid to
shareholders and
any increase or
decrease in
money share
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($26,990,291)     ($8,821,734)

Net realized gain (loss)                       119,447,406     (290,547,144)
Change in net unrealized
appreciation (depreciation)                    (26,510,698)    (668,053,322)
Increase (decrease) in net assets
resulting from operations                       65,946,417     (967,422,200)

Distributions to shareholders
From net realized gain
Class A                                        (26,930,555)     (17,603,381)
Class B                                        (30,585,937)     (24,839,802)
Class C                                           (874,349)      (1,967,580)
                                               (58,390,841)     (44,410,763)

From fund share transactions                 1,264,707,404      (29,784,324)

NET ASSETS
Beginning of period                          1,090,586,145    2,362,849,125

End of period 2                             $2,362,849,125   $1,321,231,838

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Includes accumulated net investment loss of $25,895 and $8,847,629, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                               12-31-95 1   10-31-96 1,2   10-31-97 1  10-31-98 1  10-31-99 1  10-31-00  4-30-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $2.97        $4.09          $4.30       $5.01       $4.74      $10.03   $12.02
Net investment loss 4                         (0.04)       (0.02)         (0.05)      (0.05)      (0.06)      (0.10)   (0.03)
Net realized and unrealized
gain (loss) on investments                     1.43         0.23           0.97        0.18        5.39        5.12    (4.81)
Total from
investment operations                          1.39         0.21           0.92        0.13        5.33        5.02    (4.84)
Less distributions
From net realized gain                        (0.27)          --          (0.21)      (0.40)      (0.04)      (3.03)   (0.22)
Net asset value,
end of period                                 $4.09        $4.30          $5.01       $4.74      $10.03      $12.02    $6.96
Total return 5 (%)                           46.536         5.22 7        21.90        3.95      113.09       25.37   (40.93) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                  $155         $166           $184        $186        $523        $971     $572
Ratio of expenses to
average net assets (%)                         1.67         1.57 8         1.51        1.50        1.35        1.28     1.38 8
Ratio of adjusted expenses
to average net assets 9 (%)                    1.79           --             --          --          --          --       --
Ratio of net investment loss
to average net assets (%)                     (0.89)       (0.68) 8       (0.95)      (0.97)      (0.78)      (0.69)   (0.69) 8
Portfolio turnover (%)                           70           64            104          86          61          41       26

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                               12-31-95 1   10-31-96 1,2   10-31-97 1   10-31-98 1   10-31-99 1  10-31-00   4-30-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $2.95        $4.01          $4.20        $4.85        $4.55       $9.55    $11.34
Net investment loss 4                         (0.07)       (0.05)         (0.08)       (0.08)       (0.11)      (0.19)    (0.05)
Net realized and unrealized
gain (loss) on investments                     1.40         0.24           0.94         0.18         5.15        5.01     (4.54)
Total from
investment operations                          1.33         0.19           0.86         0.10         5.04        4.82     (4.59)
Less distributions
From net realized gain                        (0.27)          --          (0.21)       (0.40)       (0.04)      (3.03)    (0.22)
Net asset value,
end of period                                 $4.01        $4.20          $4.85        $4.55        $9.55      $11.34     $6.53
Total return 5 (%)                           45.426         4.65 7        21.04         3.20       111.70       24.49    (41.18) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $36          $51            $66          $78         $553      $1,291      $684
Ratio of expenses to
average net assets (%)                         2.41         2.27 8         2.21         2.20         2.05        1.98      2.07 8
Ratio of adjusted expenses
to average net assets 9 (%)                    2.53           --             --           --           --          --        --
Ratio of net investment loss
to average net assets (%)                     (1.62)       (1.38) 8       (1.65)       (1.67)       (1.47)      (1.39)    (1.38) 8
Portfolio turnover (%)                           70           64            104           86           61          41        26

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                    10-31-99 1,10    10-31-00     4-30-01 3
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $7.71            $9.55      $11.34
Net investment loss 4                              (0.09)           (0.19)      (0.05)
Net realized and unrealized
gain (loss) on investments                          1.93             5.01       (4.54)
Total from investment operations                    1.84             4.82       (4.59)
Less distributions
From net realized gain                                --            (3.03)      (0.22)
Net asset value, end of period                     $9.55           $11.34       $6.53
Total return 5 (%)                                 48.62 7          24.49      (41.18) 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $14             $101         $63
Ratio of expenses to average net assets (%)         2.16 8           1.99        2.08 8
Ratio of net investment loss to average
net assets (%)                                     (1.57) 8         (1.40)      (1.39) 8
Portfolio turnover (%)                                61               41          26

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                            4-30-01 3,10
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                        6.95
Net investment loss 4                                        -- 11
Net realized and unrealized gain
on investments                                             0.02
Total from investment operations                           0.02
Net asset value, end of period                            $6.97
Total return 5 (%)                                         0.29 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $2
Ratio of expenses to average net assets (%)                0.95 8
Ratio of net investment loss to average net assets (%)    (0.33) 8
Portfolio turnover (%)                                       26

 1 Per share amounts have been restated to reflect the 6-for-1 stock split effective 8-11-00.

 2 Effective 10-31-96 the fiscal period end changed from December 31 to October 31.

 3 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

 4 Based on the average of the shares outstanding at the end of each month.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 The total return would have been lower had certain expenses not been reduced during the period shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Class C shares began operations on 3-1-99. Class I shares began operations on 3-1-01.

11 Less than $0.01 per share.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The Trustees authorized the issuance of Class I shares effective March 1, 2001. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint re-purchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose under-lying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency ex-change quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign ex-change rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to parti-cipate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $104,736,201 collateralized by securities in the amount of $106,834,792.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

Written options for the period ended April 30, 2001 were as follows:

                                    NUMBER OF CONTRACTS     PREMIUMS RECEIVED

Outstanding, beginning of period                     --                    --
Options written                                  15,150            $7,118,130
Option closed                                    (7,950)           (2,997,663)
Options expired                                  (1,100)             (564,961)
Outstanding, end of period                        6,100            $3,555,506

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the Fund's average daily net asset value of the Fund for the next $700,000,000 of average daily net assets; and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000. The Fund pays a monthly administrative fee at a rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund. The Adviser has subadvisory agreements with American Fund Advisors, Inc. The Fund is not responsible for the payment of the subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $1,019,962 with regard to sales of Class A shares. Of this amount, $57,916 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $833,530 was paid as sales commissions to unrelated broker-dealers and $128,516 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $154,655 with regard to sales of Class C shares. Of this amount, $148,531 was paid as sales commissions to unrelated broker-dealers and $6,124 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $1,463,165 for Class B shares and $41,453 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. With respect to Class A, Class B and Class C shares the Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $412,498,646 and $394,405,946, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $1,624,625,745. Gross unrealized appreciation and depreciation of investments aggregated $354,483,771 and $655,850,135, respectively, resulting in net unrealized depreciation of $301,366,364.

NOTE D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                     103,309,872    $1,615,513,443        38,354,596      $345,654,171
Distributions
reinvested                 2,094,241        23,169,504         1,410,011        15,312,868
Repurchased              (76,795,159)   (1,235,445,468)      (38,316,646)     (341,437,135)
Net increase              28,608,954      $403,237,479         1,447,961       $19,529,904

CLASS B SHARES
Sold                      77,174,329    $1,072,667,616        11,409,438       $89,940,737
Distributions
reinvested                 2,341,859        24,607,243         1,884,440        19,276,576
Repurchased              (23,672,521)     (337,626,257)      (22,375,377)     (167,051,780)
Net increase (decrease)   55,843,667      $759,648,602        (9,081,499)     ($57,834,467)

CLASS C SHARES
Sold                      13,205,600      $182,849,992         4,875,168       $40,987,340
Distributions
reinvested                    62,166           653,157           144,661         1,479,887
Repurchased               (5,828,445)      (81,681,826)       (4,316,895)      (35,484,620)
Net increase               7,439,321      $101,821,323           702,934        $6,982,607

CLASS I SHARES 2
Sold                              --                --           275,520        $1,621,047
Repurchased                       --                --           (12,921)          (83,415)
Net increase                      --                --           262,599        $1,537,632

NET INCREASE (DECREASE)   91,891,942    $1,264,707,404        (6,668,005)     ($29,784,324)


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Class I shares commenced operations on 3-1-01.

NOTE E
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of October 31, 2001.

NOTE F
Shareholder meeting

On December 1, 2000, a special meeting of shareholders of John Hancock Technology Fund was held. The shareholders approved the following proposals (votes in parentheses):

* To amend the Fund's investment objective to eliminate income as a secondary objective (92,389,321 For, 5,845,387 Against, and 5,936,491 Abstaining).

* To reclassify the Fund's fundamental investment restriction on investing in technology companies as non-fundamental (92,151,876 For, 5,810,742 Against, and 6,208,581 Abstaining).

* To amend the Fund's investment restriction on borrowing money
  (88,400,259 For, 9,327,717 Against, and 6,443,223 Abstaining).

* To amend the Fund's investment restriction on purchasing real estate (90,166,200 For, 7,800,217 Against, and 6,204,782 Abstaining).

* To amend the Fund's investment restriction on issuing senior securities (90,490,630 For, 7,092,011 Against, and 6,588,559
  Abstaining).

* To amend the Fund's investment restriction on investing in commodities (89,296,742 For, 8,508,330 Against, and 6,366,127 Abstaining).



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman and
Chief Executive Officer

Barry J. Gordon
President

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Technology Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

830SA  4/01
       6/01



Hancock   5746-05.edg   Page 37